                                                                   EXHIBIT 10.54

                              GENUINE PARTS COMPANY

                                   PENSION PLAN

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001
                       UNLESS OTHERWISE SPECIFIED HEREIN)

                              GENUINE PARTS COMPANY

                                  PENSION PLAN

                                TABLE OF CONTENTS

ARTICLE I - INTRODUCTION                                                                                 1

1.01 HISTORY OF THE PLAN                                                                                 1
1.02 NEW PLAN                                                                                            1
1.03 EFFECTIVE DATE                                                                                      1
1.04 ACCRUED BENEFITS UNDER THIS PLAN AND UNDER PRIOR PLAN                                               1
1.05 PURPOSE                                                                                             1

ARTICLE II - DEFINITIONS                                                                                 2

2.01 ACCRUED BENEFIT                                                                                     2
2.02 ACT OR ERISA                                                                                        3
2.03 ACTUARIAL EQUIVALENT                                                                                3
2.04 ACTUARY                                                                                             4
2.05 AFFILIATE                                                                                           4
2.06 ANNUITY STARTING DATE                                                                               4
2.07 ANTICIPATED SOCIAL SECURITY BENEFIT                                                                 5
2.08 AUTHORIZED ABSENCE                                                                                  6
2.09 AVERAGE EARNINGS                                                                                    6
2.10 BENEFICIARY                                                                                         6
2.11 BOARD                                                                                               7
2.12 BREAK IN SERVICE                                                                                    7
2.13 CODE                                                                                                7
2.14 COMPANY                                                                                             7
2.15 CONTRIBUTIONS                                                                                       7
2.16 CREDITED SERVICE                                                                                    7
2.17 DELAYED RETIREMENT DATE                                                                             9
2.18 EARNINGS                                                                                            9
2.19 EARLIEST RETIREMENT AGE                                                                             9
2.20 EARLY RETIREMENT DATE                                                                               9
2.21 EFFECTIVE DATE                                                                                      9
2.22 ELIGIBLE EMPLOYEE                                                                                   9
2.23 EMPLOYEE                                                                                           10
2.24 EMPLOYER                                                                                           10
2.25 EMPLOYMENT                                                                                         10
2.26 FIDUCIARY                                                                                          10
2.27 FUND                                                                                               11
2.28 HIGHLY COMPENSATED EMPLOYEE                                                                        11
2.29 HOURS OF SERVICE                                                                                   11

2.30 INSURER                                                                                            12
2.31 NORMAL RETIREMENT AGE                                                                              12
2.32 NORMAL RETIREMENT DATE                                                                             12
2.33 PARTICIPANT                                                                                        12
2.34 PARTICIPATING EMPLOYER                                                                             12
2.35 PENSION AND BENEFITS COMMITTEE OR COMMITTEE                                                        12
2.36 PERMANENT DISABILITY                                                                               13
2.37 PLAN                                                                                               13
2.38 PLAN ADMINISTRATOR OR ADMINISTRATOR                                                                13
2.39 PLAN YEAR                                                                                          13
2.40 PREDECESSOR PLANS                                                                                  13
2.41 PRE-RETIREMENT SURVIVOR ANNUITY                                                                    14
2.42 PRIOR PLAN                                                                                         14
2.43 RETIREMENT                                                                                         14
2.44 RETIREMENT INCOME                                                                                  14
2.45 SPOUSE                                                                                             14
2.46 TERMINATION DATE                                                                                   14
2.47 TREASURY REGULATIONS                                                                               15
2.48 TRUST OR TRUST AGREEMENT OR TRUST FUND OR FUND                                                     15
2.49 TRUSTEE                                                                                            15
2.50 VESTING SERVICE                                                                                    15
2.51 DEFINED TERMS                                                                                      16

ARTICLE III - PARTICIPATION                                                                             17

ARTICLE IV - RETIREMENT DATES AND BENEFITS                                                              19

4.01 NORMAL RETIREMENT                                                                                  19
4.02 EARLY RETIREMENT                                                                                   20
4.03 PERMANENT DISABILITY                                                                               21
4.04 DELAYED RETIREMENT                                                                                 22
4.05 TERMINATION OF EMPLOYMENT                                                                          23
4.06 SUSPENSION OF BENEFITS                                                                             25
4.07 REDUCTION OF BENEFIT IN CERTAIN CASES                                                              26
4.08 INCREASE IN BENEFITS FOR RETIRED PARTICIPANTS                                                      27
4.09 MINIMUM BENEFIT OF PRIOR PLANS                                                                     28
4.10 CHANGE IN CONTROL                                                                                  28

ARTICLE V - DEATH BENEFITS                                                                              31

5.01 PRE-RETIREMENT SURVIVOR ANNUITY                                                                    31
5.02 GPC DEATH BENEFIT PLAN                                                                             32
5.03 DEATH AFTER NORMAL RETIREMENT DATE BUT PRIOR TO DELAYED RETIREMENT DATE                            32
5.04 DEATH ON OR AFTER THE ANNUITY STARTING DATE                                                        33
5.05 PURCHASE OF INSURANCE POLICIES                                                                     33

5.06 LUMP SUM DISTRIBUTION TO BENEFICIARY                                                               34
ARTICLE VI - OPTIONAL FORMS OF RETIREMENT INCOME                                                        35

6.01 AUTOMATIC FORMS OF PAYMENT                                                                         35
6.02 OPTIONAL FORMS OF PAYMENT                                                                          35
6.03 SPECIAL DISTRIBUTION RULES                                                                         38
6.04 SMALL PAYMENTS                                                                                     39
6.05 APPLICATION FOR COMMENCEMENT OF BENEFITS                                                           40
6.06 MISCELLANEOUS                                                                                      40
6.07 DIRECT ROLLOVER                                                                                    40
6.08 DISTRIBUTIONS PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS                                      42

ARTICLE VII - METHOD OF FINANCING                                                                       43

7.01 ESTABLISHMENT OF TRUST FUND                                                                        43
7.02 EMPLOYER CONTRIBUTIONS                                                                             43
7.03 PARTICIPANT CONTRIBUTIONS                                                                          43
7.04 MISCELLANEOUS                                                                                      43

ARTICLE VIII - ADMINISTRATION OF THE PLAN                                                               45

8.01 NAMED FIDUCIARIES                                                                                  45
8.02 BOARD OF DIRECTORS                                                                                 45
8.03 TRUSTEE(S)                                                                                         46
8.04 INSURER                                                                                            46
8.05 PENSION AND BENEFITS COMMITTEE                                                                     46
8.06 STANDARD OF FIDUCIARY DUTY                                                                         49
8.07 INDEMNIFICATION OF COMMITTEE                                                                       49
8.08 CLAIMS PROCEDURE                                                                                   49
8.09 APPOINTMENT OF INVESTMENT MANAGER                                                                  51

ARTICLE IX - AMENDMENT AND TERMINATION                                                                  52

9.01 AMENDMENT OF THE PLAN                                                                              52
9.02 TERMINATION OF THE PLAN                                                                            52
9.03 RESTRICTION ON CERTAIN BENEFITS AND DISTRIBUTIONS                                                  54
9.04 ADOPTION OF THE PLAN BY A PARTICIPATING EMPLOYER                                                   56

ARTICLE X - MISCELLANEOUS                                                                               59

10.01 HEADINGS                                                                                          59
10.02 GOVERNING LAW                                                                                     59
10.03 SPENDTHRIFT CLAUSE                                                                                59
10.04 LEGALLY INCOMPETENT, MINORS                                                                       59
10.05 DISCRIMINATION                                                                                    60

10.06 CLAIMS                                                                                            60
10.07 COMPLIANCE WITH APPLICABLE LAWS                                                                   60
10.08 MERGER                                                                                            60
10.09 FORFEITURE OF BENEFITS WHERE RECIPIENT CANNOT BE LOCATED                                          60
10.10 QUALIFIED MILITARY SERVICE                                                                        61
10.11 USE OF ELECTRONIC MEDIA                                                                           61

ARTICLE XI - RESERVED                                                                                   62

ARTICLE XII - TOP HEAVY RULES                                                                           63

12.01 GENERAL RULE                                                                                      63
12.02 DEFINITIONS                                                                                       63
12.03 MINIMUM ACCRUED BENEFIT                                                                           64
12.04 FORM OF BENEFIT                                                                                   65
12.05 NONFORFEITABILITY OF EMPLOYER TOP-HEAVY CONTRIBUTION                                              65
12.06 MINIMUM VESTING                                                                                   65
12.07 COMBINED PLAN LIMITATION FOR TOP HEAVY YEARS REPEALED                                             66

ARTICLE XIII - MAXIMUM BENEFITS                                                                         67

13.01 GENERAL RULE                                                                                      67
13.02 COMBINED PLAN LIMITATIONS                                                                         67
13.03 DEFINITIONS                                                                                       67

ARTICLE XIV - HIGHLY COMPENSATED EMPLOYEES                                                              69

14.01 IN GENERAL                                                                                        69
14.02 HIGHLY COMPENSATED EMPLOYEES                                                                      69
14.03 FORMER HIGHLY COMPENSATED EMPLOYEE                                                                69
14.04 DEFINITIONS                                                                                       69
14.05 OTHER METHODS PERMISSIBLE                                                                         70

ARTICLE XV - EGTRRA AMENDMENTS                                                                          72

15.01 BACKGROUND                                                                                        72
15.02 LIMITATIONS ON BENEFITS                                                                           72
15.03 INCREASE IN COMPENSATION LIMIT                                                                    74
15.04 MODIFICATION OF TOP-HEAVY RULES                                                                   74
15.05 DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS                                                            76
SCHEDULE A                                                                                              78
SCHEDULE B                                                                                              81
SCHEDULE C                                                                                              92
SCHEDULE D                                                                                              93

                              GENUINE PARTS COMPANY
                                  PENSION PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001)

                                    ARTICLE I

                                  INTRODUCTION

1.01 History of the Plan. Prior to January 1, 1984, the Company maintained the Predecessor Plans covering different groups of its employees. Effective January 1, 1984, the Predecessor Plans were merged together in accordance with Code Section 414(l) to form the Genuine Parts Company Pension Plan (the "1984 Restatement"). The 1984 Restatement was subsequently amended and restated effective January 1, 1989 (the "Prior Plan").

1.02 New Plan. Effective January 1, 2001, the Prior Plan is continued in an amended and restated form as set forth in its entirety in this document for the purpose of complying with the provisions of the Employee Retirement Income Security Act of 1974 as amended and maintaining qualification under Section 401(a) of the Internal Revenue Code of 1986, as amended.

1.03 Effective Date. The Plan shall be effective January 1, 2001 except as otherwise provided herein.

1.04 Accrued Benefits Under This Plan and Under Prior Plan. Only Participants who earn an Hour of Service after the Effective Date shall have their Accrued Benefit determined under the provisions of this Plan. All other Participants shall have their Accrued Benefit determined in accordance with the terms and provisions of the Prior Plan. However, all Participants who have an Accrued Benefit under the Plan or Prior Plan shall receive a distribution of their Accrued Benefit in accordance with this Plan.

1.05 Purpose. The purpose of this Plan (and the Trust Agreement) is to reward the loyal and efficient services of the Employees and to stimulate in them an interest in the successful operation of the Company's business by providing the benefits of a qualified retirement plan. This Plan shall be maintained for the exclusive benefit of the Participants and their Beneficiaries and shall be administered and interpreted in accordance with such purpose.

                                   ARTICLE II

                                   DEFINITIONS

2.01     Accrued Benefit.

         (a) In General. For purposes of this Plan, the term "Accrued Benefit" shall mean the Participant's Projected Retirement Income multiplied by a fraction. The numerator of the fraction is the Participant's actual months of Credited Service. The denominator of the fraction is the Participant's months of Projected Credited Service. Projected Credited Service is the sum of the Participant's actual months of Credited Service plus Credited Service for future years and months assuming the Participant had continued in Employment until his or her Normal Retirement Date. The Projected Retirement Income of a Participant with fifteen or more years of Projected Credited Service is the Participant's Retirement Income as determined in Section 4.01(b) based on the Participant's Projected Credited Service (as defined above) and based on the Participant's Average Earnings as of the date the Participant's Accrued Benefit is determined. The Projected Retirement Income of a Participant with less than fifteen years of Projected Credited Service is the Participant's Retirement Income as determined in Section 4.01(c), based on the Participant's Projected Credited Service (as defined above) and based on the Participant's Average Earnings as of the date the Participant's Accrued Benefit is determined.

                  This Section 2.01(a) shall be effective on January 1, 1989; provided, however, that the Participant's Accrued Benefit under this Plan as of January 1, 2001 shall be no less than the Participant's Accrued Benefit under the terms of the Prior Plan.

         (b) $200,000 Earnings Limit. Effective January 1, 1989, the Plan must limit Earnings during a Plan Year (including Plan Years before and after January 1, 1989) to $200,000, adjusted annually as provided in Code Section 401(a)(17). Notwithstanding the $200,000 limit, a Participant's Accrued Benefit shall not be less than the Participant's Accrued Benefit as of December 31, 1988 (determined without regard to the new $200,000 limit).

         (c) $150,000 Earnings Limit. Effective January 1, 1994, the Plan must limit Earnings during a Plan Year (including Plan Years before and after January 1, 1994) to $150,000, adjusted annually as provided in Code Section 401(a)(17). Notwithstanding the $150,000 limit, a Participant's Accrued Benefit shall not be less than the greater of:

                  (1) the Participant's Accrued Benefit as of December 31, 1993, (determined without regard to the new $150,000 limit but after application of the $200,000 limit of paragraph (b)) plus the Participant's Accrued Benefit earned after December 31, 1993 (determined with the $150,000 limit); or,

                  (2) the Participant's Accrued Benefit for all years of Credited Service both before and after December 31, 1993 (determined with the $150,000 limit).

2.02 Act or ERISA shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

2.03 Actuarial Equivalent shall mean a benefit of equivalent value computed in accordance with the actuarial assumptions described below.

         (a)      The UP 1984 Mortality Table without any adjustments.

         (b) An effective annual interest rate of 8%, except that for purposes of calculating single sum values, the rate shall be determined under 2.03(c) below.

         (c) Lump Sum Distributions Before April 1, 1995. For purposes of computing single sum values, the interest rate shall be the interest rate which would be applied by the Pension Benefit Guaranty Corporation for purposes of determining the present value of the Participant's benefits under the Plan if the Plan had terminated on January 1 of the applicable Plan Year with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation on that date.

                  Lump Sum Distributions After April 1, 1995. Notwithstanding the preceding paragraph, for lump sum distributions made on or after April 1, 1995, a lump sum distribution will be determined based on the Applicable Mortality Table and the Applicable Interest Rate as defined immediately below:

                  (1) Applicable Mortality Table. The term "Applicable Mortality Table" means the table prescribed by the Secretary of the Treasury based on the prevailing Commissioner's Standard Table (described in Section 807(d)(6)(A) of the Internal Revenue Code) used to determine reserves or group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Section 807(d)(5) of the Internal Revenue Code).

                  (2)      Applicable Interest Rate.

                           (i) For lump sum distributions made on or after April 1, 1995, the term "Applicable Interest Rate" means the annual rate of interest on 30-year Treasury securities for the month of December that precedes the beginning of the Plan Year in which such distribution occurs. (Note that the December rates are published in January).

                           (ii) For lump sum distributions made on or after January 1, 2000, the term "Applicable Interest Rate" means the annual rate of interest on the 30-year Treasury securities for the month of October that precedes the beginning of the Plan Year in which such distribution occurs. (Note that the October rates are published in November.)

                           (iii) Special Rule for Annuity Starting Dates During Calendar Year 2000. For any Participant whose Annuity Starting Date occurs on or after January 1, 2000 but prior to January 1, 2001, the term "Applicable Interest Rate" will be either (a) or (b) which follow, whichever results in the larger distribution: (a) the rate in 2.03(c)(2)(ii) above; or (b) the annual rate of interest on the 30-year Treasury securities for the month of December that precedes the beginning of the Plan Year in which such distribution occurs. (Note that the December rates are published in January.)

         (d) Attained Age. For purposes of determining actuarial equivalence, age shall be determined using attained age, not the nearest age or age in years and months.

2.04 Actuary shall mean an Actuary selected by the Company (or a firm of Actuaries) who is enrolled under Subtitle C of Title III of the Act.

2.05 Affiliate shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code Section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

2.06     Annuity Starting Date shall mean the earliest of the following dates:

         (i) For Participants who terminate their Employment and commence to receive Retirement Income under Section 4.01, the Participants' Normal Retirement Date;

         (ii) For Participants who terminate their Employment and commence to receive Retirement Income under Section 4.02, the Participants' Early Retirement Date;

         (iii) For Participants who terminate their Employment and commence to receive Retirement Income under Section 4.04, the Participants' Delayed Retirement Date; and

         (iv) For Participants who terminate their Employment with less than 15 years of Credited Service and are therefore entitled to a Retirement Income under Section 4.05, the Participants' Normal Retirement Date.

2.07 Anticipated Social Security Benefit shall mean the estimated monthly primary insurance amount which is or will become payable to a Participant at the Participant's Social Security Retirement Age (as defined in Code Section 415(b)(8)), based on the Social Security Act in effect on the date of determination of the benefit, without taking into account any undetermined future automatic adjustments in (i) benefits and (ii) the contribution and benefit base, and on uniform rules adopted by the Committee, assuming:

         (a) that his Earnings at date of determination of his benefit under the Plan remains in effect thereafter to his Social Security Retirement Age; and

         (b) the earnings test for purposes of determining eligibility for the Social Security benefit shall not apply.

         The Anticipated Social Security Benefit shall become fixed as of the Participant's Retirement, or, if earlier, the date on which his Employment terminates (most recent date of termination for a reemployed employee).

         In determining a Participant's Anticipated Social Security Benefit, the Committee shall estimate the Participant's compensation for all years prior to the Participant's Termination Date. The Participant's estimated compensation shall be determined by applying a salary scale (six percent (6%) per annum), projected backwards, to the Participant's Earnings at the time of the Participant's Termination Date.

         Each Participant shall have the right to have his Anticipated Social Security Benefit computed on the basis of the Participant's actual salary history instead of using the Participant's estimated compensation. If the Participant supplies his actual salary history within a reasonable period of time following the Participant's Termination Date or, if later, following the date the Participant receives notice of his right to supply actual salary history, the Participant's Retirement Income will be adjusted based on the Participant's actual salary history.

         After the Participant's Termination Date, the Plan Administrator shall notify the Participant of his right to supply actual salary history and the financial consequences of failing to provide such salary history. Such notice shall state that actual salary history can be obtained from the Social Security Administration. In addition, the Plan Administrator shall provide written notice to each Participant of the right to supply actual salary history at the time a summary plan description is provided to the Participant.

2.08 Authorized Absence shall mean any temporary layoff or any absence authorized by the Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Absence to the extent required by federal law. Employees on Authorized Absence will be deemed to be in active Employment for purposes of Vesting Service (but not for other purposes).

2.09 Average Earnings shall mean the average of the Participant's monthly Earnings for the highest five (5) calendar years of Employment out of the last complete ten (10) calendar years of Employment (or during total Employment if less) immediately preceding the Participant's Termination Date. Average Earnings shall be determined by dividing the total Earnings received by the Participant during the appropriate five
         (5) year calendar year period by the Participant's number of months of Credited Service during such five (5) year calendar period. If the Participant's Earnings in the calendar year in which the Participant terminates Employment will increase the Participant's Average Earnings, such Earnings shall be counted as part of the Participant's ten (10) complete calendar years of Employment. Although a partial calendar year of Earnings may be used as described in the proceeding sentence, if a Participant has 60 or more months of Credited Service in the Plan, Average Earnings shall be computed by dividing by 60 months.

2.10     Beneficiary shall have the following meaning:

         (a) Unmarried Participants, may designate any individual(s), trust(s), estate(s), partnership(s), corporation(s) or other entity or entities as Beneficiaries in accordance with procedures established by the Committee to receive any distribution to which the Participant is entitled under the Plan in the event of the Participant's death. The Committee may require certification by a Participant in any form it deems appropriate of the Participant's marital status prior to accepting or honoring any Beneficiary designation. Any

                  Beneficiary designation by an unmarried Participant shall be void if the Participant revokes the designation or marries. Any Beneficiary designation by an unmarried Participant shall also be void to the extent that it conflicts with the terms of a qualified domestic relations order.

                  If an unmarried Participant fails to designate a Beneficiary or if the designated Beneficiary fails to survive the Participant and the Participant has not designated a contingent Beneficiary, the Beneficiary shall be the surviving descendants of the Participant (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate. For the purposes of the foregoing sentence, the term "descendants" shall include any persons adopted by a Participant or by any of his descendants.

         (b) A married Participant's Beneficiary shall be his Spouse unless the terms of a qualified domestic relations order require payment to a non-Spouse Beneficiary. However, see Sections
                  5.03 and 6.02 for limited circumstances where a Participant can (with spousal consent) designate a non-spouse Beneficiary.

                  For purposes of this Section, revocation of prior Beneficiary designations will occur when a Participant; (i) files a valid designation with the Committee, or (ii) files a signed statement with the Committee evidencing his intent to revoke any prior designations.

2.11     Board shall mean the Board of Directors of the Company.

2.12 Break in Service shall occur if the Employee ceases to be employed by the Employer and does not resume employment for seven or more consecutive years.

2.13 Code shall mean the Internal Revenue Code of 1986, as amended. A reference to a specific provision of the Code shall include such provision and any applicable Treasury Regulation pertaining thereto.

2.14 Company shall mean Genuine Parts Company and its successors or assigns who adopt this Plan.

2.15 Contributions shall mean the Employer contributions to the Fund made in accordance with Article VII.

2.16 Credited Service shall mean the number of years of service as an Employee of Employer (with proportionate allowance for fractional years) both before and after the Effective Date which shall be measured in accordance with the following rules:

         (a) Except as provided below, an Eligible Employee shall receive Credited Service for the elapsed time of his Employment from the date on which the Employee first performs an Hour of Service for the Employer to his Termination Date. If an Eligible Employee has a Termination Date and is subsequently rehired, such Eligible Employee shall again receive Credited Service (subject to the Break in Service rules set forth below) beginning on the date of the Eligible Employee's first Hour of Service on or after his reemployment and ending on his subsequent Termination Date.

         (b) Credited Service shall not include any period of Employment which precedes a Break in Service if as of the first day of the Break in Service, the Eligible Employee is not entitled to a nonforfeitable Retirement Income under Section 4.05.

         (c) Credited Service shall not include any period of service as an Eligible Employee of Employer during which an Employee is a member of a collective bargaining unit whose Eligible Employees are covered by a retirement or pension plan to which Employer contributes (other than this Plan) except to the extent provided in 4.07.

         (d) Credited Service shall not include any period of Employment with a Participating Employer prior to its designation as a Participating Employer or any period of employment with a predecessor business prior to its acquisition by Employer except to the extent provided in Schedules A and B. Also, see
                  Section 4.07 for an offset that may apply when Credited Service is granted for prior employment.

         (e) Credited Service shall not include any period of service in the military; except to the extent such service is required to be credited under applicable federal law.

         (f) Credited Service shall not be reduced or discontinued merely because the Participant attains his Normal Retirement Age.

         (g) An Eligible Employee who has a Permanent Disability before January 1, 2000 will continue to earn Credited Service following such Permanent Disability until the earlier of (1) the date his Permanent Disability ends; or (2) the date he attains Normal Retirement Age. An Employee who becomes Permanently Disabled on or after January 1, 2000 will continue to earn Credited Service following such Permanent Disability until the earlier of (1) the date his Permanent Disability ends; or (2) the last day of the month following the second anniversary of the date his Permanent Disability began.

2.17 Delayed Retirement Date shall mean for a Participant who continues his Employment beyond his Normal Retirement Date, the first day of the month coincident with or immediately following such Participant's termination of Employment.

2.18     Earnings shall be determined in accordance with the following rules:

         (a) Except as provided below, Earnings means the Participant's total compensation including wages, salaries, certain welfare benefits (vacation, bereavement, short term disability, and workers compensation make up), back pay awarded pursuant to an EEOC dispute (but not other types of EEOC disputes), and other amounts received for personal services actually rendered in the course of Employment (including commissions, overtime and bonuses). However, Earnings shall NOT include reimbursements or other expense allowances, fringe benefits (cash and non cash), moving expenses, awards, prizes, referral bonuses, deferred compensation (including any amounts deferred or paid under the Tax Deferred Savings Plan) and all welfare benefits other than those listed in the previous sentence. Earnings SHALL include any compensation which is not includible in the Participant's gross income by reason of Code Section 402(a)(8) (Employee pre-tax contributions to the Genuine Partnership
                  Plan), Code Section 125 (Employee salary deferrals under the Genuine Parts Company Section 125 Plan), and Code Sections 402(h), 457(b) and 414(h)(2).

         (b) During a Plan Year, Earnings may not exceed the dollar limitation of Code Section 401(a)(17) as adjusted from time to time ($170,000 in 2001, $200,000 in 2002).

2.19 Earliest Retirement Age shall mean the Participant's Normal Retirement Date. However, if the Participant has 15 or more years of Credited Service, the Participant's Earliest Retirement Age shall be the first day of the month coincident with or immediately following the date the Participant attains (or would have attained) his Early Retirement Date.

2.20 Early Retirement Date shall mean the first day of the month coincident with or immediately following the day on which the Participant (i) completes fifteen (15) years of Credited Service and has attained age fifty-five (55) and (ii) actually terminates his Employment.

2.21     Effective Date shall mean January 1, 2001.

2.22 Eligible Employee shall mean, except for those Employees identified in the following sentence, all Employees employed by the Employer. The following Employees shall not be considered Eligible Employees:

         (i) any Employee included in a collective bargaining unit for which a labor organization is recognized as collective bargaining agent unless such Employee has been designated by the Committee as an "Eligible Employee" for the purposes of this Plan,

         (ii) any Employee who is a nonresident alien and who does not receive earned income from the Employer which constitutes income from sources within the United States,

         (iii) any person classified by the Employer as an independent contractor for purposes of withholding and payment of employment taxes, even if such person is later determined, whether by the Employer or otherwise, to be a common law Employee of the Employer;

         (iv) any "leased employee" with respect to the Employer ("Leased employee" shall mean any person, other than an Employee of the Employer, who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the Employer).

2.23 Employee shall mean any person employed by or on Authorized Absence from the Employer, and any person who is a "leased employee" (as defined in the definition of "Eligible Employee") with respect to the Employer. However, if such "leased employees" constitute less than 20 percent of the Employer's combined non-highly compensated work force, within the meaning of Code Section 414(n)(1)(C)(ii), the term "Employee" shall not include "leased employees" covered by a plan described in Code Section 414(n)(5).

2.24 Employer shall mean the Company and any Participating Employer. All Participating Employers are listed on Schedule A or Schedule B.

2.25 Employment shall mean the active service of an Employee with the Employer. Employment with a Participating Employer prior to its designation as a Participating Employer and employment with a predecessor business prior to its acquisition by Employer shall be counted as employment with the Employer only to the extent provided Schedules A or B.

2.26 Fiduciary shall mean a party named as a Fiduciary in Section 8.01. Any party shall be considered a fiduciary of the Plan only to the extent of the powers and duties specifically allocated to such party under the Plan.

2.27 Fund shall mean the money and other properties held and administered by the Trustee in accordance with the Plan and Trust Agreement. It is expressly intended that multiple trust funds may be established under this Plan, which together shall comprise the Fund hereunder. See definition of "Trust" and Schedule C.

2.28     Highly Compensated Employee. See Article XIV.

2.29     Hours of Service shall mean:

         (a) Each hour for which an Employee is paid, or entitled to payment, for performance of duties for an Employer or Employers.

         (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer or Employers, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or an Authorized Absence; provided that in no event, shall an Employee receive credit for more than 501 Hours of Service for any single continuous period of non-working time. However, no Hours of Service shall be granted for any direct or indirect payment or for any entitlement to payment if (i) such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation laws, unemployment laws or disability insurance laws or (ii) such payment is intended to reimburse an employee for his or her medical or medically related expenses.

         (c) Each hour for which an Employee is on an Authorized Absence by reason of: (i) the pregnancy of the Employee, (ii) birth of a child of the Employee, (iii) placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) caring for a child referred to in paragraphs
                  (i) through (iii) immediately following birth or placement. Hours credited under this paragraph shall be credited at the rate of 10 hours per day, 45 hours per week but shall not, in the aggregate, exceed the number of hours required to prevent the Employee from incurring a Break in Service under Code
                  Section 410(a)(5) (a maximum of 501 hours) during the first computation period in which a Break in Service would otherwise occur.

         (d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Employers.

         (e) In lieu of the foregoing, an Employee who is not compensated on an hourly basis (such as salary, commission or piecework Employees) shall be credited with 45 Hours of Service for each week (or ten Hours of Service for each day) in which such Employee would be credited with

                  Hours of Service if hourly paid. However, this method of computing Hours of Service may not be used for any Employee whose Hours of Service is required to be counted and recorded by any Federal Law, such as the Fair Labor Standards Act. Any such method must yield an equivalency of at least 1,000 hours per computation period.

         The following rules shall apply in determination of whether an Employee completes an "Hour of Service":

         1.       The same hours shall not be credited under subparagraphs (a),
                  (b) or (c) above, as the case may be, and subparagraph (d) above; nor shall the same hours credited under subparagraphs
                  (a) through (d) above be credited under subparagraph (e) above;

         2. The rules relating to determining Hours of Service for reasons other than the performance of duties and for crediting Hours of Service to particular periods of employment shall be those rules stated in Department of Labor Regulations Title 29, Chapter XXV, Subchapter C, part 2530, Sections 200b2(b) and 200b2(c), respectively.

2.30 Insurer shall mean a legal reserve life insurance company which issues a policy of life insurance or a group annuity contract under the Plan.

2.31 Normal Retirement Age shall mean the Participant's 65th birthday or, if later, the fifth anniversary of the date the Participant commenced participation in the Plan.

2.32 Normal Retirement Date shall mean the first day of the month coincident with or next following the Participant's Normal Retirement Age.

2.33 Participant shall mean an Employee who becomes eligible to participate in the Plan as provided in Article III.

2.34 Participating Employer shall mean any corporation and any other entity that is designated by the Committee as a Participating Employer under the Plan. See Section 9.04 for provisions relating to a Participating Employer's adoption of this Plan. All Participating Employers, groups of employees designated as participating in the Plan by such Participating Employers (if not all employees), and the effective date of each Company's designation as a Participating Employer shall be specified in Schedule A or Schedule B. All Participating Employers in the Prior Plan as of this Plan's amendment and restatement shall automatically become a Participating Employer under this Plan.

2.35 Pension and Benefits Committee or Committee shall mean the Pension and Benefits Committee of the Company which is appointed by the Board or its designee to administer the Plan in accordance with the terms of
         Article VIII. The
         terms Pension Committee, Committee or Pension and Benefits Committee may be used interchangeably. This Section 2.37 shall be effective July 1, 2001.

2.36 Permanent Disability shall mean a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which results in the Participant receiving long term disability benefits under The Genuine Parts Company Long Term Disability Plan. A Participant's Permanent Disability will end on the date the Participant is no longer receiving disability benefits under The Genuine Parts Company Long Term Disability Plan.

2.37 Plan shall mean the Genuine Parts Company Pension Plan as set forth in this document together with any subsequent amendments hereto.

2.38 Plan Administrator or Administrator shall mean the committee of persons appointed by the Board pursuant to Article VIII to administer the Plan. The committee of such persons shall also be known as the Pension and Benefits Committee and all references in the Plan to the Plan Administrator shall be deemed to apply to the Pension and Benefits Committee and vice versa. The committee of such persons is hereby designated as the "Administrator" of the Plan within the meaning of
         Section 3(16) of the Act and as the agent for the service of legal process for the purposes of Section 102(b) of the Act.

2.39     Plan Year shall be the calendar year.

2.40 Predecessor Plans shall mean the following qualified defined benefit plans established prior to January 1, 1984 for employees of the
         Company:

          Name of Plan                                   Effective Date
          ------------                                   --------------
Genuine Parts Company Pension Plan                          01/01/74

S. P. Richards Company Pension Plan                         01/01/56

General Automotive Parts Pension Plan                       01/01/64
         (which does not include union
         employees covered under the plan
         of Union Automotive Association of
         St. Louis, Inc. or any successor
         thereto)

Pension Plan for the Employees of                           01/01/65
         Standard Unit Parts Corporation
         (including Manco, Inc., an
         associate employer)

Retirement Plan for Employees of                            01/01/63
         Balkamp, Inc. (which includes
         NAPA Headquarters employees)

Restated NAPA Des Moines Warehouse                          08/13/74

2.41 Pre-Retirement Survivor Annuity shall have that meaning as defined in Section 5.01.

2.42 Prior Plan shall mean the Genuine Parts Company Plan as in effect on the day preceding the Effective Date.

2.43 Retirement shall mean the date the Participant actually ceases Employment for Early Retirement, Normal Retirement or Delayed Retirement, whichever is applicable.

2.44 Retirement Income shall mean any amount payable to or on behalf of a Participant, Beneficiary or Spouse in accordance with the provisions of the Plan.

2.45     Spouse shall mean, as of any applicable date, a person who:

         (a) was married to a Participant in a religious or civil ceremony recognized under the laws of the state where the marriage was contracted;

         (b) was married to the Participant on the Participant's Annuity Starting Date; and

         (c) for purposes of Article V (Death Benefits) was married to the Participant throughout the one-year period ending on the Participant's death.

         A Participant shall not be considered married to another person as a result of any common law marriage whether or not such common law marriage is recognized by applicable state law. The Participant's Spouse as of the Participant's Annuity Starting Date shall continue to be the Participant's Spouse for purposes of this Plan (unless otherwise provided in a qualified domestic relations order) notwithstanding the subsequent death or divorce of such Spouse and the remarriage of the Participant.

2.46     Termination Date shall mean the first to occur of the following events:

         (a)      Voluntary resignation from service of the Employer; or

         (b)      Discharge from the service of the Employer by the Employer; or

         (c)      Retirement; or

         (d)      Death; or

         (e)      Two weeks after the end of an Authorized Absence; or

         (f) One year after an absence from work due to workers compensation injury/accident; or

         (g) Two years after an absence from work due to a Permanent Disability; or

         (h) The first anniversary of the date the Employee ceases Employment for any reason not described above (e.g., vacation, holiday, sickness, disability (but not Permanent Disability), or layoff).

                  This definition shall be effective January 1, 2000.

2.47 Treasury Regulations shall mean regulations pertaining to certain Sections of the Code as issued by the Secretary of the Treasury.

2.48 Trust or Trust Agreement or Trust Fund or Fund shall refer to the Fund established pursuant to one or more agreements of trust entered into between the Employer and one or more trustees (sometimes referred to as sub-trusts), which governs the creation and maintenance of the Fund, and all amendments thereto which may hereafter be made. It is expressly intended that multiple sub-trusts may be established under this Plan, which together shall comprise the Trust Fund hereunder and that all of the sub-trusts shall be considered to be a single trust fund for purposes of Section 1.414(1)- 1(b)(1) of the Treasury Regulations. The term Trust Fund shall also be deemed to include any fund existing pursuant to any deposit administration or group annuity contract between the Company and/or the Trustee and an Insurer. Each trust agreement or contract with an Insurer established pursuant to this Plan shall be listed on Schedule C.

2.49 Trustee shall mean any institution or individual(s) who shall accept the appointment of the Committee to serve as Trustee pursuant to the Plan.

2.50 Vesting Service shall mean the number of whole years of service as an Employee of Employer (determined after aggregating partial years of service) both before and after the Effective Date which shall be measured in accordance with the following rules:

         (a) Except as provided below, an Employee shall receive Vesting Service for the elapsed time of his Employment from the date on which the Employee first performs an Hour of Service for the Employer to his Termination Date. If an Employee has a Termination Date and is subsequently rehired, such Employee shall again receive Vesting Service (subject to the Break in

                  Service rules set forth below) beginning on the date of the Employee's first Hour of Service on or after his reemployment and ending on his subsequent Termination Date.

         (b) Vesting Service shall not include any period of Employment which precedes a Break in Service if as of the first day of the Break in Service, the Employee is not entitled to a nonforfeitable Retirement Income under Section 4.05.

         (c) Vesting Service shall not include any period of Employment with a Participating Employer prior to its designation as a Participating Employer or any period of employment with a predecessor business prior to its acquisition by Employer except to the extent provided in Schedules A and B.

         (d) An Employee's service with an Affiliate shall be considered Employment with the Employer.

         (e) Vesting Service shall not include any period of service in the military; except to the extent such service is required to be credited under applicable federal law.

         (f) An Employee who has a Permanent Disability before January 1, 2000 will continue to earn Vesting Service following such Permanent Disability until the earlier of (1) the date his Permanent Disability ends; or (2) the date he attains Normal Retirement Age. An Employee who becomes Permanently Disabled on or after January 1, 2000 will continue to earn Vesting Service following such Permanent Disability until the earlier of (1) the date his Permanent Disability ends; or (2) the last day of the month following the second anniversary of the date his Permanent Disability began.

2.51 Defined Terms. A defined term, such as "Retirement," will normally govern the definitions of derivatives therefrom, such as "Retire," even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

                                   ARTICLE III

                                  PARTICIPATION

3.01 Each Employee who was a Participant under the Prior Plan on the day prior to the Effective Date and who is employed by an Employer on the Effective Date shall participate in this Plan on the Effective Date.

3.02 After the Effective Date each Employee shall participate in the Plan on the first day (assuming the Participant is still an Employee on such date) to occur after such Employee attains age 21 and completes an eligibility computation period in which such Employee has 1,000 Hours of Service.

         An Employee's first eligibility computation period shall be the 12 consecutive months following the commencement of his Employment. If the Employee fails to complete 1,000 Hours of Service during his first eligibility computation period, then his second eligibility computation period shall be the Plan Year which commences on the January 1 following his initial date of hire. If an Employee shall fail to complete 1,000 Hours of Service during his second eligibility computation period, then each successive Plan Year shall be the eligibility computation period.

3.03 A Participant shall participate in the Plan for so long as the Participant remains an Employee. If a Participant ceases to be an Employee and is later rehired, he shall resume participation in the Plan as of the date of rehire.

3.04 Notwithstanding any other provision of the Plan, no Employee shall participate in the Plan during any period in which such Employee is a member of a collective bargaining unit whose Employees are covered by a retirement or pension plan to which Employer contributes (other than this Plan). If any Employee shall cease to be a member of such a collective bargaining unit and shall remain in the employ of Employer, then such Employee shall become a Participant in this Plan as of the first day of the month coinciding with or next following the earliest date on which such Employee has attained the age of 21 and completed a twelve month period of Employment during which such Employee has not less than 1,000 Hours of Service, and for such purpose all actual Employment of Employee shall be counted including employment during the period in which such Employee was a member of such bargaining unit. See
         Section 4.07 concerning reduction in benefits in certain cases in which Employment is counted as provided in the preceding sentence.

3.05 Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his Employment, have any right or interest in the Fund, except as herein provided.

                                   ARTICLE IV

                          RETIREMENT DATES AND BENEFITS

4.01     Normal Retirement.

         (a) A Participant who retires on his Normal Retirement Date is entitled to receive an annual Retirement Income beginning on his Normal Retirement Date payable in monthly installments in the form described in Article VI. A Participant who has attained Normal Retirement Age shall become 100% vested in his Accrued Benefit.

         (b) The monthly Retirement Income payable to a Participant who retires on his Normal Retirement Date with 15 or more years of Credited Service and who elects to receive his benefit in the form of a Life Annuity Option shall be the greater of (A) and
                  (B) where:

                  (A)      is 30% of the Participant's Average Earnings; and

                  (B) is the applicable percentage of the Participant's Average Earnings on his Normal Retirement Date less 50% of the Participant's monthly Anticipated Social Security Benefit. The applicable percentage of the Participant's Average Earnings shall be determined by the following table:

Participant's Years
of Credited Service
   as of Normal                  Percentage of
  Retirement Date              Average Earnings
-------------------            ----------------
15................                  40.0%
16................                  40.5%
17................                  41.0%
18................                  41.5%
19................                  42.0%
20................                  42.5%
21................                  43.0%
22................                  43.5%
23................                  44.0%
24................                  44.5%
25................                  45.0%
26................                  45.5%
27................                  46.0%
28................                  46.5%
29................                  47.0%
30................                  47.5%
31................                  48.0%
32................                  48.5%
33................                  49.0%
34................                  49.5%
35................                  50.0%
36................                  50.5%
37................                  51.0%
38................                  51.5%
39................                  52.0%
40................                  52.5%
41................                  53.0%
42................                  53.5%
43................                  54.0%
44................                  54.5%
45 or more........                  55.0%

         (c) Any Participant who retires on his Normal Retirement Date with less than 15 years of Credited Service and who elects the Life Annuity Option shall be entitled to a monthly Retirement Income equal to 30% of the Participant's Average Earnings multiplied by a fraction. The numerator of the fraction is the Participant's months of Credited Service as of his Normal Retirement Date, but not in excess of 180. The denominator of the fraction is 180.

4.02     Early Retirement.

         (a) Each Participant who has attained age 55 and who has completed at least 15 years of Credited Service may elect early retirement. A Participant who takes early retirement shall receive a monthly Retirement Income in the form described in
                  Article VI beginning on his Early Retirement Date.

         (b) The monthly Retirement Income payable to a Participant who elects to begin receiving his Retirement Income prior to his Normal Retirement Date shall be determined in the same manner as his monthly Retirement Income would be determined under
                  Section 4.01, except that his Average Earnings and Credited Service shall be calculated as of his Early Retirement Date. Furthermore the Retirement Income computed above shall be reduced by one-half of one percent (.005) for each complete month that the Participant's Early Retirement Date precedes his Normal Retirement Date.

         (c) The Committee may from time to time provide in its sole discretion that Participants who meet specified age and service requirements (or other applicable requirements established by the Committee) will be permitted to retire during specified periods and will receive a retirement benefit based on additional years of Credited Service and Vesting Service, without the reduction described in paragraph (b) above or based on other factors and adjustments as determined by the Committee. The Committee's decision will be described in Schedule E to this Plan. All such special retirements will be communicated to the affected Participants but shall have no effect to the extent such adjustments or other factors result in a retirement benefit that adversely affects the qualified status of the Plan under Code Section 401(a)(4).

4.03     Permanent Disability.

         (a) This Section 4.03 shall apply to any Participant who is in active Employment on or after January 1, 1993. Any Participant who is not in active Employment with an Employer on or after January 1, 1993, (including any Participant who is not in active Employment on such date but who has a Termination Date before, on, or after January 1, 1993) and who becomes Permanently Disabled is governed by the provisions of the Prior Plan and not this Plan.

         (b)      A Participant who prior to his cessation of active Employment:
                  (i) completes one year of Credited Service and (ii) becomes Permanently Disabled shall be entitled to the provisions of this Section 4.03. If a Participant has not completed one year of Credited Service prior to his cessation of active Employment, the Participant shall not be entitled to a Retirement Income under this Plan. If the Participant becomes Permanently Disabled after his cessation of active Employment, the Participant's Retirement Income, if any, shall be determined in accordance with Sections 4.01, 4.02 or 4.05.

         (c) The monthly Retirement Income payable to a Participant who is Permanently Disabled shall be determined in the same manner as his monthly Retirement Income would be determined under
                  Section 4.01 assuming the Participant continued to earn Credited Service (subject to the rules of Section 2.16(g)) and Vesting Service (subject to the rules of Section 2.50(g)) and assuming the Participant's Average Earnings as of the date of his Permanent Disability remained unchanged.

         (d) If a Participant has earned at least 15 years of Credited Service and the Participant has attained age 55, the Participant may elect to receive Disability Retirement benefits prior to his Normal Retirement Date. If the Participant receives benefits prior to his Normal Retirement Date, his Retirement Income shall be computed as provided in
                  Section 4.05(d) including a reduction of the Participant's Retirement Income for each complete month that the Participant's Annuity Starting Date precedes his Normal Retirement Date.

         (e) If the Participant ceases to be Permanently Disabled prior to the commencement of benefits under this Plan, the Participant shall nevertheless receive Credited Service and Vesting Service until the earlier of (i) the date the Participant ceased to be Permanently Disabled or (ii) the date described in Section 2.16(g) (definition of Credited Service) or Section 2.50(g) (definition of Vesting Service).

         (f) If a Participant described in paragraph (b) dies prior to the commencement of benefits under this Plan and while he is Permanently Disabled, the Participant's Spouse shall be entitled to a Spouse's benefit pursuant to Article V based upon the Participant's Credited Service and Vesting Service prior to his death and based on the Participant's Average Earnings in effect prior to his Permanently Disability.

4.04     Delayed Retirement.

         (a) After the Effective Date, any Participant who attains his Normal Retirement Age may remain in the active employ of the Employer beyond his Normal Retirement Age, provided, however, that an Employee may not remain in the active employ of the Employer if the Employer can, under the terms of the Age Discrimination in Employment Act, require the Employee to retire at his Normal Retirement Age and the Employer wishes the Employee to do so.

         (b) A Participant who retires on his Delayed Retirement Date is entitled to receive a Retirement Income beginning on his Delayed Retirement Date payable in monthly installments.

         (c) The monthly Retirement Income payable at a Participant's Delayed Retirement Date will be paid in the form described in
                  Article VI. Such Retirement Income shall be the greater of the following amounts:

                  (i) The Retirement Income payable to the Participant determined in the same manner as his Normal Retirement Income would be determined under Section 4.01, but using the Participant's Average

                           Earnings and Credited Service as of his Delayed Retirement Date, or

                  (ii) The Retirement Income the Participant would have received assuming the Participant had retired on his Normal Retirement Date actuarially increased from the Participant's Normal Retirement Date to the Participant's Delayed Retirement Date. For this purpose, the Participant's Delayed Retirement Date shall be deemed to be such Participant's birthday which is coincident with or immediately preceding the Participant's actual Delayed Retirement Date.

         (d) The Retirement Income computed under Section 4.04(c) shall be reduced by the Actuarial Equivalent of any Retirement Income previously paid to the Participant under Section 6.03 (mandatory distributions after age 70-1/2) to the extent permitted by Code Section 411(b)(1)(H)(iii)).

4.05     Termination of Employment.

         (a) A Participant who terminates Employment with the Employer prior to his Retirement and prior to the completion of three years of Vesting Service shall not be entitled to receive any Retirement Income under the Plan.

         (b) A Participant with at least three years of Vesting Service who terminates his Employment for any reason other than his Retirement or death shall be entitled to the monthly Retirement Income described below payable in accordance with
                  Article VI commencing on his Normal Retirement Date (provided he is then alive).

         (c) The monthly Retirement Income payable to a Participant described in Section 4.05(b) or to any Participant who makes the election described in Section 4.05(d) shall equal the product of (1) and (2), where:

                  (1) is such Participant's Accrued Benefit as of his Termination Date; and

                  (2) is the applicable percentage based on completed years of Vesting Service in accordance with the following table:

  Complete Years
of Vesting Service                 Percent of Monthly
at Termination Date                 Benefit Payable
-------------------                ------------------
   Less than 3                             0%
       3                                  20%
       4                                  40%
       5                                  60%
       6                                  80%
   7 or more                             100%

         (d) Upon attaining age 55, a Participant who has completed at least 15 years of Credited Service as of his Termination Date may elect to receive a monthly Retirement Income commencing on his Early Retirement Date or on the first day of any month after his Early Retirement Date but in no event later than his Normal Retirement Date, whichever the Participant elects. Such Retirement Income shall be computed in the same manner his Retirement Income would be determined under Section 4.05(c) (but by taking into account the reduction for each complete month that the commencement of such benefits precedes the Participant's Normal Retirement Date as set forth in Section 4.02). An election to receive benefits under this paragraph shall be in writing on such form as the Committee may prescribe and shall be delivered to the Committee not later than 60 days prior to the date such Participant desires payments to commence in accordance with this paragraph.

         (e) If a Participant terminates his Employment on account of death, any benefit payable to the Participant's Beneficiary shall be determined in accordance with Article V.

         (f) A Participant who has a Termination Date prior to completing 3 years of Vesting Service shall, upon such Termination Date, be deemed to have received an immediate lump sum payout of his or her entire Accrued Benefit and the Participant's non-vested Accrued Benefit shall be immediately forfeited. However, if such Participant is rehired before incurring a Break in Service, the Participant shall again be credited with the Accrued Benefit previously forfeited.

4.06     Suspension of Benefits.

         (a) This Section 4.06 shall apply to any Participant who has a Termination Date under the provisions of this Plan, (ii) was receiving or was entitled to receive Retirement Income hereunder and returns to Employment with Employer, and (iii) is anticipated to receive Credited Service hereunder after his reemployment. Such Participant shall be subject to the following provisions:

                  (1) The Participant shall not be entitled to receive (if payments were being made) during such period of reemployment any Retirement Income to which the Participant might otherwise be entitled to receive under this Plan; provided, however, that Retirement Income will not be suspended if it is anticipated that the Participant will not normally accrue 1000 Hours of Service during a Plan Year after reemployment;

                  (2) The Participant shall be treated like any other Participant who terminated Employment and was rehired (ignoring the fact that he may have retired and was receiving Retirement Income) and for all purposes under the Plan shall be given credit for Credited Service and Vesting Service earned after reemployment and prior to his subsequent Termination Date. The period during which he was retired or was not employed by the Employer shall not be included as Credited Service or Vesting Service.

                  (3) If the Participant dies during the time of his reemployment and such Employee had previously received Retirement Income, then any death benefit payable to the Participant's Beneficiary shall be determined under the form of payment previously elected by the Participant pursuant to Article VI, after recomputing the Participant's Retirement Income as described in subparagraph (4) below. If the Participant had not previously received Retirement Income, then any death benefit shall be determined under Article V of the Plan (after recomputing the Participant's Credited Service, Vesting Service and Earnings before and after his reemployment). The death benefits so determined shall be reduced by the Actuarial Equivalent value of any Retirement Income previously received by the Participant.

                  (4) The Retirement Income payable on the Participant's subsequent termination of Employment shall be made under the form of payment in effect (if any) prior to his reemployment and shall equal the greater of (i) or (ii) below. However, a Participant's Accrued Benefit earned after his Normal Retirement Age shall not be offset by more than the amounts permissible under Proposed Treasury Regulation Section 1.411(b)-2(b)(4) or any successor regulation thereto.

                           (i) The Retirement Income payable to the Participant determined in accordance with
                                    Article IV based upon his Average Earnings before his prior termination of Employment and after his rehire (to the extent permitted under the definition of Average Earnings) and by aggregating his Credited Service and Vesting Service before his prior termination of Employment with his Credited Service and Vesting Service after his rehire. The Retirement Income so determined shall be reduced by the Actuarial Equivalent of any Retirement Income previously paid to the Participant.

                           (ii)     The monthly Retirement Income the
                                    Participant was receiving or was entitled to receive prior to his termination of Employment. However, if the Participant's Retirement Income was suspended during his period of reemployment and the Participant does not receive written notification of the suspension of benefits as required by regulations described in paragraph (b) below AND such reemployment included Hours of Service after the Participant's Normal Retirement Date, the Participant's Retirement Income shall be actuarially increased for the period of time beginning on the later of the Participant's Normal Retirement Date or the date the Participant's Retirement Income was suspended and ending on the date his Retirement Income resumes.

         (b) Conflict with Suspension of Benefit Regulations. In no event shall the determination under this Section 4.06 as to when a reemployed Participant's Retirement Income may be suspended be less favorable to the Participant than the rules set forth in Department of Labor Regulation Section 2530.203-3. In the event of any conflict between the provisions of this Section
                  4.06 and said Regulation, the provisions of said Regulation shall prevail.

4.07     Reduction of Benefit in Certain Cases.

         (a) Notwithstanding any other provision of the Plan, any Participant who reaches his Termination Date as an Eligible Employee and who was during any period of his Employment a member of a collective bargaining unit whose employees were, during such period, covered by a retirement, pension plan or group contract to which Employer contributed or is responsible (other than this Plan) which is qualified or intended to qualify under Section 401(a) of the Code shall be entitled to a Retirement Income computed in accordance with the following rules:

                  (1) Such Participant shall receive Credited Service and Vesting Service for all actual service in the employ of the Employer in accordance with the rules of
                           Section 2.16 (definition of Credited Service) and
                           Section 2.50 (definition of Vesting Service) and for purposes of Section 2.16(c) there shall be included as Credited Service any service during any period in which such Participant was a member of a collective bargaining unit whose employees were, during such period, covered by a retirement or pension plan to which Employer contributed (other than this Plan).

                  (2) The amount of the benefit to which such Participant is entitled shall be computed in accordance with 4.01, 4.02, 4.03, 4.04, 4.05 or Article V (whichever is applicable), but shall be reduced on an Actuarial Equivalent basis by 100% of the value of any retirement, termination, disability, or death benefits payable to such Participant from such other retirement or pension plan which are attributable to the contributions of Employer. The Committee shall be empowered to adopt rules which shall be applied on a uniform basis to all Employees similarly situated for the determination of benefits under this Section 4.07.

         (b) Any Participant who is granted Credited Service for benefit accrual purposes for any period of employment with any predecessor business prior to its acquisition by Employer or during any period of employment with a Participating Employer prior to its designation as a Participating Employer shall be entitled to a benefit the amount of which shall be computed in accordance with 4.0l, 4.02, 4.03, 4.04, 4,05 or Article V (whichever is applicable) but shall be reduced on an Actuarial Equivalent basis by 100% of the value of any retirement, termination, disability, or death benefits received or payable from the pension or retirement plan of such predecessor business or of such Participating Employer.

4.08 Increase in Benefits for Retired Participants. The Committee may from time to time declare an increase in the monthly Retirement Income payable to retired Participants, Spouses, or Beneficiaries by reason of a former Participant's taking Early, Normal, or Delayed Retirement during any given calendar year designated by the Company. The class of former Participants to whom such increase applies; the amount of such increase; the time when such increase becomes effective; and any other relevant information shall from time to time be set forth on the records of the Committee.

4.09 Minimum Benefit of Prior Plans. Notwithstanding any contrary provision of this Plan, in no event shall any Participant's Retirement Income under this Plan be less than the Participant's benefit that he had accrued under the terms of any Predecessor Plan prior to January 1, 1984

4.10     Change in Control

         (a) Notwithstanding anything contained herein to the contrary, any Participant who (i) has a Termination Date during the five-year period beginning on the date on which a Change in Control occurs and (ii) at the time of such Termination Date had attained age 55 with 15 years of Credited Service may elect to receive a lump sum distribution of his Accrued Benefit.

         (b) Notwithstanding anything contained herein to the contrary, the value of a lump sum distribution under this Section will be determined based on the Applicable Mortality Table and the Applicable Interest Rate, which shall mean the following:

                  (1) Applicable Mortality Table shall have that meaning as defined in Section 2.03 ("Actuarial Equivalent").

                  (2)      Applicable Interest Rate shall mean the lesser of

                           (i)      The "Applicable Interest Rate" as defined in
                                    Section 2.03 ("Actuarial Equivalent") or

                           (ii) The annual rate of interest on 10-year Treasury notes for the month of October that precedes the beginning of the Plan Year in which such distribution occurs.

         (c)      Change in Control shall mean,

                  (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the combined voting power of the then outstanding voting securities of Genuine Parts entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of
                           Control: (i) any acquisition by a Person who is on the date hereof the beneficial owner of 20% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from Genuine Parts, (iii) any acquisition by Genuine Parts, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Genuine Parts or any corporation controlled by Genuine Parts, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of Section 4.11(c)(3); or

                  (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Genuine Parts' shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (3) Consummation of a reorganization, merger, consolidation or share exchange or sale or other disposition of all or substantially all of the assets of Genuine Parts (a "Business Combination"), in each case, unless, following such Business Combination,
                           (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Genuine Parts or all or substantially all of Genuine Parts' assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of Genuine Parts or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (4) Approval by the shareholders of Genuine Parts of a complete liquidation or dissolution of Genuine Parts.

         (d)      This Section 4.10 shall be effective July 1, 2001.

                                    ARTICLE V

                                 DEATH BENEFITS

5.01     Pre-Retirement Survivor Annuity.

         (a) Except as provided in Section 5.02, if a married Participant with three (3) or more years of Vesting Service dies prior to his Annuity Starting Date, the Participant's Spouse shall be entitled to a monthly Retirement Income known as a "Pre-Retirement Survivor Annuity." The amount of the Pre-Retirement Survivor Annuity shall be determined under
                  Section 5.01(b) or (c), whichever is applicable. The Pre-Retirement Survivor Annuity shall commence as of the date determined under Section 5.01(e).

         (b) If the Participant dies after his Earliest Retirement Age, the Spouse's Pre-Retirement Survivor Annuity shall equal 50% of the monthly Retirement Income that the Participant would have received assuming the Participant had retired on the day before his death and elected to receive his Retirement Income under the Joint and 50% Survivor Annuity.

         (c) If the Participant dies on or before his Earliest Retirement Age, the Spouse's Pre-Retirement Survivor Annuity shall equal 50% of the monthly Retirement Income that the Participant would have received assuming the Participant (i) had separated from service on his Termination Date; (ii) had survived until his Earliest Retirement Age; (iii) had retired on his Earliest Retirement Age and elected to receive his Retirement Income under the Joint and 50% Survivor Annuity; and (iv) had died on the next day.

         (d) Notwithstanding (b) and (c) above, if during the 90 day period preceding the Participant's Annuity Starting Date the Participant had elected (with spousal consent) to receive a Joint and Last Survivor Option (as described in Section 6.02) with his Spouse as his Beneficiary, the Spouse's Pre-Retirement Survivor Annuity shall be determined assuming the Participant had retired under the Joint and Last Survivor Option instead of the Joint and 50% Survivor Annuity.

         (e) The Spouse may elect to receive the Pre-Retirement Survivor Annuity commencing as of the date of the Participant's deemed Retirement or as of the first day of any succeeding month. In no event will the Pre-Retirement Survivor Annuity commence later than the date the Participant would have attained his Normal Retirement Date or the first day of the month following the Participant's death, if later. The monthly Retirement Income of a delayed Pre-Retirement Survivor Annuity shall equal the Actuarial Equivalent of a Pre-Retirement Survivor Annuity commencing as of the date of the Participant's deemed Retirement. If the Spouse dies prior to the commencement of the Pre-Retirement Survivor Annuity, no monthly Retirement Income payments shall be made under this Section 5.01.

         (f) If the Participant does not have three years of Vesting Service at the time of his death, if the Participant dies without a Spouse, or if the Participant dies after his Annuity Starting Date, neither the Participant's Spouse nor the Participant's Beneficiary shall be entitled to Retirement Income under this Section 5.01.

5.02     GPC Death Benefit Plan.

         The Company established a self-funded death benefit (the "GPC Death Benefit"). If a surviving Spouse is otherwise entitled to the Pre-Retirement Survivor Annuity, the surviving Spouse may waive the Pre-Retirement Survivor Annuity and in lieu thereof elect the GPC Death Benefit (if otherwise available under the terms of the GPC Death Benefit). It is the purpose of this Section 5.02 that if an individual receives the GPC Death Benefit, no Pre-Retirement Survivor Annuity shall be payable under this Plan.

5.03     Death After Normal Retirement Date but Prior to Delayed Retirement
         Date.

         (a) Notwithstanding any other provision of the Plan to the contrary, any Participant who remains in Employment after his Normal Retirement Date shall be entitled to elect an optional death benefit in lieu of the death benefits provided under Sections 5.01 or 5.02. The Participant shall elect such optional death benefit by selecting one of the following options on a form provided by the Plan Administrator for such purpose.

                  (i) A death benefit equal to the monthly amount that would have been paid to the Participant's Beneficiary assuming the Participant had retired on the first day of the month preceding his death and had elected to receive Retirement Income under the Ten Years Certain and Life Option (See Section 6.02(a)(i)). Such death benefit shall be paid to the Participant's Beneficiary for a period of ten years commencing on the first day of the month following the Participant's death.

                  (ii) A death benefit equal to the monthly amount that would have been paid to the Participant's Beneficiary assuming the Participant had retired on the first day of the month preceding his death and had elected to receive Retirement Income under the Joint and Last Survivor Option (See Section 6.02(a)(ii)) with the Participant's Beneficiary receiving 50%, 75%, or 100% (as designated by the Participant) of the monthly Retirement Income payable to the

                           Participant during the Participant's lifetime. Such death benefit will be paid to the Participant's Beneficiary for the Beneficiary's lifetime beginning on the first day of the month following the Participant's death.

         (b) A married Participant's election of the optional death benefit provided by this Section 5.03 shall be void unless the Participant's Spouse (after receipt of the explanation of the Pre-Retirement Survivor Annuity) consents in writing on a form provided by the Plan Administrator in the presence of a Notary Public or Plan representative to the Participant's election of such optional death benefit. The Spouse's consent must acknowledge the effect of such consent and must specifically state the non-Spouse beneficiary, if any, selected by the Participant. However, if the Participant establishes to the satisfaction of the Plan Administrator that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent pursuant to this paragraph shall be irrevocable.

         (c) A married Participant may revoke his election of the optional death benefit provided by this Section 5.03 at any time prior to his Delayed Retirement Date. Furthermore, the Participant's election to receive such optional death benefit shall cease to be valid upon the remarriage of the Participant following the death or divorce of the Spouse giving the consent to such optional death benefit. If the Participant revokes his election or if such election otherwise ceases to be valid, any death benefit payable to the Participant's Spouse shall be determined pursuant to Section 5.01.

5.04     Death On or After the Annuity Starting Date.

         Neither the Participant's Spouse nor the Participant's Beneficiary shall be entitled to a Retirement Income under this Article V if the Participant dies on or after his Annuity Starting Date. Instead, any benefit payable to the Participant's Spouse or Beneficiary will be determined pursuant to Article VI.

5.05     Purchase of Insurance Policies.

         The Committee may in its discretion direct the Trustee to purchase life insurance policies on the lives of Participants in amounts not exceeding the death benefits herein provided. Any policy so purchased shall name the Trustee as the beneficiary and owner thereof. The Committee shall select the Insurer or Insurers providing any such policies, establish the terms and conditions thereof, and the premiums payable therefor. The Committee shall furnish the Trustee with properly completed application forms for its signature. The Committee shall instruct the Trustee in all matters pertaining to any policy issued hereunder, including inter alia, the application of any dividends payable on any policy. If the Committee shall so direct, the Trustee shall enter into agreements in such form as the Committee shall direct with an Insurer whereby the Insurer retains custody of any insurance policies issued hereunder.

5.06     Lump Sum Distribution to Beneficiary.

         The Plan Administrator shall pay a Spouse or Beneficiary his or her Retirement Income under this Article V in a single lump sum in lieu of the Spouse's or Beneficiary's monthly Retirement Income, provided the Actuarial Equivalent present value of the Spouse's or Beneficiary's monthly Retirement Income payments is $5,000 or less. Notwithstanding anything to the contrary in this Plan, payment of any such lump sum shall act as a complete discharge of the Plan's obligation to provide any benefit to the Spouse or any Beneficiary. This provision is effective January 1, 2002 and applies to any Spouse and Beneficiary whose Annuity Starting Date has not commenced as of January 1, 2002.

                                   ARTICLE VI

                       OPTIONAL FORMS OF RETIREMENT INCOME

6.01     Automatic Forms of Payment.

         If a Participant does not have a Spouse on his Annuity Starting Date, the Participant's Retirement Income shall be payable under the Life Annuity Option described below unless the Participant otherwise elects under Section 6.02. If a Participant has a Spouse on his Annuity Starting Date, the Participant's Retirement Income shall be payable under the Joint and 50% Survivor Annuity described below unless the Participant (with spousal consent) otherwise elects under Section 6.02.

         (a) Life Annuity Option is a monthly Retirement Income payable during the Participant's lifetime, with payments ceasing upon the Participant's death.

         (b) Joint and 50% Survivor Annuity is a monthly Retirement Income equal to the reduced Actuarial Equivalent of the Life Annuity Option. The Retirement Income shall be payable to the Participant for his life, and upon the Participant's death, 50% of such Retirement Income shall be payable to the Participant's Spouse for the Spouse's life. Such Retirement Income shall cease on the later of the death of the Participant or the death of the Participant's Spouse.

6.02     Optional Forms of Payment.

         (a) Within 90 days prior to the Participant's Annuity Starting Date, the Participant may elect to receive any of the following optional forms of payment in lieu of the automatic form of payment described in Section 6.01. In addition, a married Participant may designate a non-Spouse Beneficiary to receive the Retirement Income, if any, that is payable upon such Participant's death.

                  (i) Ten Years Certain and Life Option is a monthly Retirement Income equal to the reduced Actuarial Equivalent of the Life Annuity Option. The Retirement Income shall be payable to the Participant during his lifetime and, in the event of the Participant's death within a period of ten years after the commencement of benefits, the same monthly amount shall be payable to the Participant's Beneficiary for the remainder of such ten-year period.

                  (ii) Joint and Last Survivor Option is a monthly Retirement Income equal to the reduced Actuarial Equivalent of the Life Annuity

                           Option. The Retirement Income shall be payable to the Participant for his life, and upon the Participant's death, a designated percentage (100%, 75%, or 50%) of the Participant's Retirement Income shall be payable to the Participant's Beneficiary for the Beneficiary's life. Such Retirement Income shall cease on the later of the death of the Participant or the death of the Participant's Beneficiary.

         (b) A married Participant's election to receive an optional form of payment or to designate a non-Spouse Beneficiary shall be valid only if the Participant's Spouse (after receipt of the written explanation described in Section 6.02(d)) consents in writing on a form provided by the Committee in the presence of a Notary Public or Plan representative to the Participant's election. The Spouse's consent must acknowledge the effect of such consent and must specifically state the non-Spouse beneficiary, if any, selected by the Participant. However, if the Participant establishes to the satisfaction of the Committee that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent pursuant to this paragraph shall be irrevocable.

         (c) A Participant may revoke his election of an optional form of payment or make a new election (provided any required spousal consent is obtained) at any time prior to his Annuity Starting Date. Furthermore, the Participant's election shall cease to be valid upon the marriage of the Participant or upon the remarriage of the Participant following the death or divorce of the Spouse giving the consent to the Participant's election. If the Participant revokes his election or if such election otherwise ceases to be valid, the Participant's Retirement Income shall be payable under the applicable automatic form of payment described in Section 6.01.

         (d) Prior to the Participant's Annuity Starting Date, the Plan Administrator shall provide an election form on which the Participant may elect an optional form of benefit. In addition to the election form, the Plan Administrator shall provide each Participant a written explanation of the applicable automatic form of payment described in Section 6.01 and the optional forms of payment described in Section 6.02(a). Such explanation should describe the circumstances under which Joint and 50% Survivor Annuity will be provided, and an explanation of the financial effect of electing not to have such form. Furthermore, the written explanation shall provide a general description of the eligibility conditions (if any) and other material features of the optional forms of payment including sufficient information regarding the relative values of the optional forms of payment and the automatic form of payment. If payment is scheduled to commence prior to the Participant's Normal Retirement Date, the written explanation must also inform the Participant of his right to defer receipt of the distribution until his Normal Retirement Date. If a Participant makes a request for additional information that is received 90 days prior to the Annuity Starting Date, such information must be furnished within 30 days. The Participant will then be entitled to a 90-day period in which to make or change an election, even if such 90-day period extends beyond the Participant's Annuity Starting Date and, in such case, the Participant's first payment shall be made after such election form has been received, on a retroactive basis, if necessary.

         (e) If the Participant elects the Joint and Last Survivor Option and the Participant's Beneficiary dies prior to the Participant's Annuity Starting Date, the Participant's election shall be null and void and, unless the Participant makes another election or selects another Beneficiary (with spousal consent if required), the Participant's Retirement Income shall be payable in accordance with the applicable automatic form of payment described in Section 6.01.

         (f) If the Participant elects the Ten Year Certain and Life Option and the Participant's Beneficiary fails to survive the Participant, the Beneficiary shall be the Participant's Spouse, if living, otherwise to the Participant's descendants who shall take per stirpes. If there are no surviving descendants, the Beneficiary shall be the Participant's estate.

         (g) An "alternate payee" may, pursuant to a "qualified domestic relations order" (as such terms are defined in Code Section 414(p)), receive a distribution in the form of a Life Annuity Option or in the form of any optional form of benefit described in this Section 6.02(a). However, neither an alternate payee nor the alternate payee's spouse may receive a distribution in the form of a Joint and 50% Survivor Annuity or in any other form prohibited by applicable law.

         (h) Notwithstanding the notice and election periods described in this Section 6.02, the written explanation described in
                  Section 6.02(d) (and Section 417(a)(3)(A) of the Code) may be provided after the Annuity Starting Date. The 90-day applicable election period to waive the Joint and 50% Survivor Annuity shall not end before the 30th day after the date on which such explanation is provided. This provision shall be interpreted in accordance with the provisions of Code Section 417(a)(7)(A) and the Treasury Regulations thereunder.

                  A Participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the Annuity Starting Date (or waive the 30-day requirement under the preceding paragraph) if the distribution commences more than 7 days after such explanation is provided, as long as: (1) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Joint and 50% Survivor Annuity and elect (with spousal consent) a form of distribution other than the Joint and 50% Survivor Annuity and; (2) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Joint and 50% Survivor Annuity is provided to the Participant.

                  This paragraph (h) shall be effective January 1, 2002.

6.03     Special Distribution Rules.

         (a) In no event may the payment of Retirement Income commence later than the 60th day after the latest of the close of the Plan Year in which:

                  (i)      the Participant attains age 65;

                  (ii) the fifth (5th) anniversary of the date the Participant commenced participation in this Plan; or

                  (iii)    the Participant's termination of Employment.

                  Notwithstanding the foregoing, distribution to the Participant shall commence not later than April 1 following the calendar year in which the Participant attains age 70-1/2. However, if a Participant is not a 5% owner of an Employer (as defined in Code Section 401(a)(9) and the Treasury Regulations thereunder), such Participant's Retirement Income shall commence no later than April 1 following the calendar year in which he terminates his Employment. (The applicable commencement date described above, is referred to as the "required beginning date"). However, a Participant who is in active Employment, who is not a 5% owner and who attained age 70-1/2 after December 31, 1996 and prior to January 1, 1999, may elect to receive a distribution under this Section 6.03 prior to his or her Termination Date. This Section 6.03 shall be effective January 1, 1997.

         (b) The entire interest of each Participant in this Plan will be distributed, beginning not later than the required beginning date described in paragraph (a) above, over the life of such Participant or over the lives of such Participant and his beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and his beneficiary).

         (c) If distribution of a Participant's interest has begun in accordance with paragraph (b) above, and if the Participant dies before his entire interest has been distributed to him, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used under paragraph (b) as of the date of the Participant's death.

         (d) If a Participant dies before distribution of the Participant's interest has begun in accordance with paragraph (b) above, the entire interest of the Participant must be distributed within five years after the death of the Participant unless

                  (i) any portion of the Participant's interest is payable to or for the benefit of his beneficiary;

                  (ii) such portion will be distributed over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary); and

                  (iii) such distributions begin not later than one year after the date of the Participant's death or such later date as may be prescribed in Treasury regulations.

                  If the conditions stated in clauses (i), (ii) and (iii) are met, then the portion referred to in clause (i) shall be treated as distributed on the date on which distributions begin. If the Beneficiary referred to in clause (i) above is the surviving spouse of the Participant, then the date on which the distributions are required to begin under clause
                  (iii) above shall not be earlier than the date on which the Participant would have attained age 70-1/2, and if the surviving spouse dies before distributions to such spouse begin, this paragraph shall be applied as if the surviving spouse were the Participant.

                  The Participant's Beneficiary may elect whether the Participant's entire interest will be distributed within five years of the Participant's death or pursuant to the provisions of paragraphs (i) - (iii) above. Such election must be made within the time limits described in Treasury Regulation
                  Section 1.401(a)(9)-1, C-4. If no election is made, the Plan Administrator shall distribute the Participant's entire interest pursuant to the provisions of paragraphs (i) - (iii) above.

6.04     Small Payments.

         Notwithstanding anything in this Plan to the contrary, the Plan Administrator shall pay a Participant's, Spouse's or Beneficiary's Retirement Income in a single lump sum if, as of the payment date, the Actuarial Equivalent present value of the Participants' vested Retirement Income is $5,000 or less and monthly Retirement Income payments to the Participant have not commenced. Notwithstanding anything to the contrary in this Plan, the payment of any such lump sum shall act as a complete discharge of the Plan's obligation to provide any benefit to the Participant, his Spouse, or any Beneficiary of such Participant or Spouse. In the event of the subsequent employment of a Participant who has received a single sum cash payment pursuant to this paragraph, such Participant shall continue to accrue a benefit under this Plan based on service before and after his date of reemployment subject to all the provisions of this Plan; provided, however, that any Retirement Income subsequently payable to the Participant and his Beneficiaries shall be reduced on an actuarial equivalent basis by the value of the single sum payment received under this paragraph. This
         Section 6.04 shall be effective January 1, 1998.

6.05     Application For Commencement of Benefits.

         A Participant must apply to have Retirement Income commence. The application must be on the form prescribed by the Committee, and must be filed with the Committee not more than 90 days prior to the Participant's Annuity Starting Date. Also see 6.02(h) for delayed elections.

6.06     Miscellaneous.

         Notwithstanding any other provision of the Plan, if the amount of any Retirement Income computed under the Plan is other than an even dollar amount, then the amount of the Retirement Income payable shall be increased to the next larger even dollar amount.

6.07     Direct Rollover.

         (a) This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

         (b)      Definitions.

                  (i) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and (iv) effective as of January 1, 2000, hardship withdrawals as defined in Code Section 401(k)(2)(B)(i)(IV).

                  (ii) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in
                           Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (iii) Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                  (iv) Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         (c) If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under
                  Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

         (d) Application to Plan. Life Annuity payments, Joint and 50% Survivor Annuity payments, Ten Year Certain and Life Annuities and Joint and Last Survivor Annuities are not Eligible Rollovers and are not subject to the requirements of this
                  Section 6.07. However, lump sum payments of small benefits and certain death benefits (if paid over a period of time less than 10 years) are subject to this Section 6.07 and may be directly rolled over to another Eligible Retirement Plan

6.08     Distributions Pursuant to Qualified Domestic Relations Orders.

         Notwithstanding anything to the contrary in this Plan, a "qualified domestic relations order", as defined in Code Section 414(p), may provide that any amount to be distributed to an alternate payee may be distributed immediately in a single lump sum or single life annuity even though the Participant is not yet entitled to a distribution under the Plan. The intent of this Section is to provide for the distribution of benefits to an alternate payee as permitted by Treasury Regulation 1.401(a)-13(g)(3). This Section 6.08 shall be effective January 1, 2000.

                                   ARTICLE VII

                               METHOD OF FINANCING

7.01 Establishment of Trust Fund. The Board shall designate a Trustee or Trustee(s) to serve as herein provided and Trust Agreement(s) shall be executed between the Employer and such Trustee(s). The Trust Agreement(s), the terms of which are incorporated by reference, shall govern the establishment of the Fund or Fund(s) from which the benefits provided by the Plan shall be paid.

7.02 Employer Contributions. The Employer shall contribute to the Fund from time to time such amounts as the Board or its designee shall determine, based upon the recommendations of an Actuary, in order to fund the benefits provided hereunder on an actuarially sound basis. All Employer contributions when made to the Fund and all property and funds of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefits of Participants and Beneficiaries and shall be used to pay Retirement Income provided hereunder or to pay expenses of administration of the Plan and the Trust Fund provided, however, that the foregoing shall not prevent the Trustee from entering into agreement with an Insurer whereby the Insurer maintains custody of insurance policies in accordance with 5.04.

         Upon an Employer's request and to the extent permitted by the Code and other applicable laws and regulations thereunder, a contribution which was made by a mistake in fact, or conditioned upon the initial qualification of the Plan under Code Section 401(a) or upon the deductibility of the contribution under Section 404 of the Code shall be returned to the Employer within one year after the payment of the contribution, the denial of the Plan's initial qualification, or the disallowance of the deduction (to the extent disallowed) whichever is applicable. All contributions to the Plan are expressly made upon the assumption such contributions are fully deductible for federal income tax purposes.

7.03 Participant Contributions. No contributions shall be required of or permitted by any Participant under this Plan.

7.04     Miscellaneous.

         (a) Any actuarial gains arising from actuarial experience under the Plan shall be used to reduce the Employer contributions and will not be used to increase any benefits payable under this Plan. No forfeiture arising from severance of employment, death or for any other reason, shall be applied to increase the benefits any Participant would otherwise receive under the Plan at any time prior to the termination of the Plan or the complete discontinuance of Employer contributions hereunder, but all amounts so forfeited shall be used as soon as possible to reduce the Employer contributions under the Plan.

         (b) No person shall have any interest in or right to the Fund or any part thereof, except as expressly provided in the Plan.

                                  ARTICLE VIII

                           ADMINISTRATION OF THE PLAN

8.01     Named Fiduciaries.

         (a) The following parties are named as Fiduciaries of the Plan and shall have the authority to control and manage the operation and administration of the Plan:

                  (1)      The Board;

                  (2)      The Trustee(s);

                  (3)      The Committee; and

                  (4)      The Insurer.

         (b) The Fiduciaries named above shall have only the powers and duties hereinafter expressly enumerated and shall have no other powers and duties under the Plan. In discharging their powers and duties hereunder, the Fiduciaries shall act in accordance with the Standard of Fiduciary Duty set forth in 8.07.

8.02     Board of Directors.

         (a) The Board shall have the following powers and duties with respect to the Plan:

                  (1) to formulate and to implement a funding policy designed to produce sufficient funds to discharge when due all obligations of the Plan with respect to the benefits provided hereunder;

                  (2) to cause the Employer to make contributions to the Plan pursuant to the funding policy and based on the recommendations of the Actuary in such amounts as are necessary to fund the Plan on a basis permitted under
                           Section 302 of the Act;

                  (3) to appoint and remove the members of the Committee as provided herein; and

                  (4) to terminate the Plan in whole or in part pursuant to the procedures provided hereunder.

         (b) The Executive Committee of the Board or its designee shall have the power to amend any or all of the provisions of the Plan. (However, see 8.06(c) for certain amendment powers granted to the Committee).

         (c) The Board shall have no other responsibilities with respect to the Plan.

8.03     Trustee(s).

         The Trustee(s) shall exercise all of the powers and duties assigned to the Trustee(s) as set forth in the Trust Agreement(s). The Trustee(s) shall have no other responsibilities with respect to the Plan. (See
         Section 2.52 and Schedule C.)

8.04     Insurer.

         An Insurer which issues an insurance policy under 5.04 shall perform its obligations under any such policy in accordance with the terms thereof. An Insurer which agrees to maintain custody of such policies in accordance with 5.04 shall hold and safeguard such policies subject to the provisions of the written agreement with the Trustee. The Insurer shall have no other responsibilities with respect to the Plan.

8.05     Pension and Benefits Committee.

         (a) The Committee shall consist of not less than three individuals who shall be appointed by and serve at the pleasure of the Board or the Compensation and Stock Option Committee. Any Participant, officer, former officer or director of any Employer shall be eligible to be appointed a member of the Committee and all members shall serve as such without compensation. Upon termination of his employment with such Employer or upon termination of his position as a director, if not a Participant or former officer, he shall cease to be a member of the Committee. The Board or the Compensation and Stock Option Committee shall have the right to remove any member of the Committee at any time. A member may resign at any time by written notice to the Committee and the Board or the Compensation and Stock Option Committee. If a vacancy in the Committee should occur, a successor shall be appointed by the Board or the Compensation and Stock Option Committee. The Committee shall by written notice keep the Trustee notified of current membership of the Committee, its officers and agents. The Committee shall furnish the Trustee a certified signature card for each member of the Committee and for all purposes hereunder the Trustee shall be conclusively entitled to rely upon such certified signatures.

         (b) The Board or the Compensation and Stock Option Committee shall appoint a Chairman and a Secretary from among the members of the

                  Committee. All resolutions, determinations and other actions shall be by a majority vote of all members of the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of Section 406 of the Act and is not exempted from such prohibitions by Section 408 of the Act.

         (c) The Committee shall have complete control of the administration of the Plan with all powers necessary to enable it to properly carry out the provisions of the Plan. In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan and to comply with the requirements of the Act, the Committee shall have the following specific powers and responsibilities:

                  (1) to construe the Plan and Trust Agreement and to determine all questions arising in the administration, interpretation and operation of the Plan;

                  (2) to decide all questions relating to the eligibility of Employees to participate in and to receive benefits under the Plan and Trust Agreement;

                  (3) to determine the benefits of the Plan to which any Participant or Beneficiary may be entitled;

                  (4) to adopt procedures for providing adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan is denied, which notice shall set forth the specific reasons for such denial (written in a manner calculated to be understood by the Participant or Beneficiary); and to provide a procedure for affording a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied, a full and fair review by the Committee of the decision denying the claim;

                  (5) to keep records of all acts and determinations of the Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

                  (6) to prepare and distribute to all Plan Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by the Act, the regulations thereunder, or by any other applicable law;

                  (7) to file with the Secretary of Labor such reports and additional documents as may be required by the Act and regulations issued thereunder, including, but not limited to, a plan description, summary plan description, modifications and changes, annual reports, terminal reports and supplementary reports;

                  (8) to file with the Secretary of the Treasury and the Pension Benefit Guaranty Corporation all reports and information required to be filed by the Internal Revenue Code, the Act and regulations issued under each;

                  (9) to do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law;

                  (10) to amend certain portions of this Plan as specifically delegated to the Committee in this Plan (e.g., any Schedule authorizing Affiliated Sponsors to participate in the Plan, etc.), to amend the Plan to comply with changes in law recommended by legal counsel that are necessary to maintain the tax qualified status of the Plan and to make other amendments to the Plan that do not materially increase the costs associated with the plan.; and

                  (11)     to appoint and remove the Trustee(s).

         (d) Miscellaneous. To enable the Committee to perform its functions, the Employer shall supply full and timely information of all matters relating to the compensation and length of service of all Participants, their retirement, death or other cause of termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such facts and issue to the Trustee such instructions as may be required by the Trustee in the administration of the Plan. The Committee and the Employer shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Company. The Committee, the Employer and its officers and the Trustee, shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon the advice or opinion of any actuary, accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

8.06     Standard of Fiduciary Duty.

         Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants end Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Sections 406 and 2003(a) of the Act or Section 4975 of the Code in the performance of its duties hereunder.

8.07     Indemnification of Committee.

         To the extent permitted under the Act, the Plan shall indemnify the Board, the Compensation and Stock Option Committee and the Committee against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Employer shall indemnify the Committee, the Compensation and Stock Option Committee and the members of the Board against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section.

8.08     Claims Procedure.

         Any Participant, Former Participant, Beneficiary, Spouse or legal representative thereof (hereinafter referred to as "Claimant"), may file a claim for benefits under the Plan by submitting to the Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. All applications for benefits must be submitted within the "applicable limitations period." The "applicable limitations period" shall be two years, beginning on (i) the date on which the payment was made, or (ii) for all other claims, the date on which the action complained or grieved of occurred. Within sixty (60) days after the date such claim is received by the Committee, it shall issue a ruling with respect to the claim.

         If special circumstances require an extension of time for processing, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal beyond one hundred twenty
         (120) days following receipt of the actual request. If the claim is wholly or partially denied, written notice shall be furnished to the claimant, which notice shall set forth in a manner calculated to be understood by the Claimant:

         (a)      the specific reason or reasons for denial;

         (b) specific reference to pertinent Plan provisions on which the denial is based;

         (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (d)      an explanation of the claims review procedures.

         Any Claimant whose claim for benefits has been denied, may appeal such denial by submitting to the Committee a written statement requesting a further review of the decision within sixty (60) days of the date the Claimant receives a notice of such denial. Such statement shall set forth the reasons supporting the claim, the reason such claim should not have been denied, and any other issues or comments which the Claimant deems appropriate with respect to the claim.

         If the Claimant shall request in writing, the Committee shall make copies of the Plan documents pertinent to his claim available for examination by the Claimant.

         Within sixty (60) days after the request for further review is received, the Committee shall review its determination of benefits and the reasons therefor and notify the claimant of its final decision.

         If special circumstances require an extension of time for processing, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond one hundred twenty (120) days following receipt of the actual request.

         Such written notice shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent Plan provisions on which the decision is based. The decision of the Committee on any claim for benefits shall be final and conclusive upon all persons, and a Participant, or his Beneficiary or legal representative, shall not be permitted to bring suit at law or equity on an application without first exhausting the remedies available hereunder.

         No action at law or in equity to recover under this Plan shall be commenced later than one year from the date of the decision on review (or if no decision is furnished within 120 days of receipt of the request for review, one year after the 120th day after receipt of the request for review).

         This Section 8.08 shall be effective January 1, 2002. Prior to such date, the claims procedure of the Prior Plan apply.

8.09     Appointment of Investment Manager.

         The Company, acting through its Chief Executive Officer or the Committee, may from time to time appoint (and remove) one or more investment fund managers (the "Investment Manager") who shall have the authority to direct investments to be made by the Trustee with respect to all or any part of the assets of the Trust Fund. Any such Investment Managers must either be registered as an investment advisor under the Investment Advisors Act of 1940 or be a bank, as defined in such Act. Any Investment Managers appointed under this Section shall acknowledge, in writing, its acceptance of such appointment and that it is a fiduciary with respect to the assets of the Trust Fund subject to its investment direction. Upon receipt of written notice of the appointment of an Investment Manager, the Trustee shall perform such custodial and disbursing functions and ministerial acts relating to investments directed by the Investment Manager as may be required to carry out the administration of the Trust Fund but shall be relieved of all responsibility for investment or failure to invest that portion of the Trust Fund subject to investment direction by the Investment Manager during the period of appointment of such Investment Manager.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

9.01     Amendment of the Plan.

         The Compensation and Stock Option Committee or its designee (or the Committee to the extent permitted by Section 8.06(c)) shall have the right, at any time, to amend any or all of the provisions of the Plan; provided, however, that no such amendment shall authorize or permit any part of the Fund held by the Trustee to be diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries; and further provided that no amendment shall have the effect of revesting in the Employer any portion of the Fund except such amounts as may, due to erroneous actuarial computation, remain in the Fund after termination of the Plan and after all liabilities under the Plan have been satisfied.

9.02     Termination of the Plan.

         (a) The Employer expects this Plan to be continued indefinitely but, of necessity, the right to terminate the Plan and its Contributions hereunder at any time with respect to its Employees is reserved by the Company. In the event that it becomes necessary to terminate or partially terminate the Plan, or there is a complete discontinuance of Employer contribution, then the Accrued Benefit of each Participant, to the extent funded, shall become fully vested and non-forfeitable as of the date of such termination or partial termination in the manner hereinafter provided in this Section 9.02.

         (b) If the Company shall elect to terminate the Plan, the Board or the Compensation and Stock Option Committee shall give written notice of such fact to the Committee, thereafter the Committee shall wind up the affairs of the Plan and file all requests for determinations, notices of intent to terminate and terminal reports as may be required by the Internal Revenue Code, the Act and regulations issued thereunder.

         (c) In the event that the Plan shall be terminated or partially terminated, the Committee shall then allocate the assets of the Plan among the Employers and, with respect to each terminating Employer separately, shall arrange for the assets of the Plan (available to provide benefits) to be allocated among the Participants and Beneficiaries in accordance with
                  Section 4044 of the Act and regulations issued thereunder, in the following order:

                  (1)      FIRST, in the case of benefits payable as an annuity

                           (A) To benefits which were being paid as of three years prior to the date of termination of the Plan, with the amount to be allocated to each such benefit, based on the provisions of the Plan in effect during the 5-year period preceding the date of termination under which such benefit would be the least,

                           (B) To benefits which would have been paid as of three years prior to the date of termination
                                    (i) if the Participant had retired prior to the three-year period and (ii) if his benefits had commenced (in the normal form of annuity under the Plan) as of the beginning of such three-year period, with the amount to be allocated to each such benefit determined under the provisions of the Plan in effect during the five-year period preceding the date of termination under which the benefit would be the least.

                  (2) SECOND, to all other benefits guaranteed by the termination insurance provisions of Title IV of the Act (with the amount to be allocated to each such benefit determined without regard to the limitation contained in Section 4022(b)(5) of the Act on the amount of guaranteed non-forfeitable basic benefits), including those benefits which would have been guaranteed except for the limitation on coverage of a "substantial owner" under Section 4022(b)(6) of the Act.

                  (3) THIRD, to all other uninsured, non-forfeitable benefits under the Plan.

                  (4)      FOURTH, to all other benefits under the Plan.

         (d) If the assets available for allocation of any class specified above are insufficient to satisfy in full the benefits of all individuals within that class, the assets shall be allocated pro rata among such individuals on the basis of present value (as of the termination date) of their respective benefits.

         (e) The Committee shall then arrange for the Trustee to liquidate the assets held in the Fund which are applicable to each terminating Employer and shall secure from the Trustee a statement of the liquidated value of such assets. The Committee, in its sole discretion, shall direct the Trustee to purchase from an insurance company an annuity contract or contracts which provides the benefits to which each Participant or Beneficiary is entitled. The Trustee shall distribute the assets in accordance with the directions of the Committee.

         (f) Any residual assets of the Plan remaining after distribution in accordance with the preceding paragraphs shall be distributed to the Employer, provided:

                  (1) all liabilities of the Plan to Participants and Beneficiaries have been satisfied, and

                  (2) the distribution does not contravene any provision of law.

9.03     Restriction On Certain Benefits and Distributions.

         (a) In the event the Plan is terminated, the benefits provided to any Top-25 Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory within the meaning of Code
                  Section 401(a)(4).

         (b) The annual distribution to a Top-25 Highly Compensated Employee cannot exceed the annual payment under a Life Annuity (as defined in Section 6.01(a)) based on the Actuarial Equivalence of the Participant's Accrued Benefit and other benefits under the Plan.

         (c) The restriction in Section 9.03(b) shall not apply under the following circumstances:

                  (i) After payment of the Top-25 Highly Compensated Employee's Retirement Income, the value of the Plan's assets equals or exceeds 110 percent of the value of the Plan's Current Liabilities.

                  (ii) The value of the Top-25 Highly Compensated Employee's Retirement Income is less than one percent of the value of the Plan's Current Liabilities (determined before the distribution to the Top-25 Highly Compensated Employee).

                  (iii) The value of benefits payable to the Top-25 Highly Compensated Employee does not exceed the dollar amount of Code Section 411(a)(ii)(A) (currently $5,000).

         (d)      The restrictions of this Section 9.03 (including paragraphs
                  (a) and (b)) shall not apply if the Commissioner of Internal Revenue or his/her delegate determines that such restrictions are not necessary to prevent prohibited discrimination in favor of Highly Compensated Employees in the event of an early termination of the Plan.

         (e) An Employee's otherwise restricted benefit may be distributed in full to the affected Employee if, prior to receipt of the Restricted Amount, the Employee enters into a written agreement with the Plan Administrator to secure repayment to the Plan of the Restricted Amount. The Employee may secure repayment of the Restricted Amount upon distribution by:

                  (i) entering into an agreement for promptly depositing in escrow with an acceptable depository property having a fair market value equal to at least 125 percent of the Restricted Amount;

                  (ii) providing an acceptable bank letter of credit in an amount equal to at least 100 percent of the Restricted Amount;

                  (iii) posting an acceptable bond equal to at least 100 percent of the Restricted Amount. If the Employee elects to post bond, the bond will be furnished by an insurance company, bonding company or other surety for federal bonds; or

                  (iv) any combination of Options (i), (ii), or (iii); however, any combination that includes Option (i) shall be in an aggregate amount not less than 125 percent of the Restricted Amount.

                  The escrow arrangement under Option (i) may provide that an Employee may withdraw amounts in excess of 125 percent of the Restricted Amount. The escrow arrangement must provide that if the market value of the property in an escrow account falls below 110 percent of the remaining Restricted Amount, the Employee will deposit additional property to bring the value of the property held by the depository up to 125 percent of the Restricted Amount. The escrow arrangement may provide that Employee may have the right to receive any income from the property placed in escrow, subject to the Employee's obligation to deposit additional property, as set forth in the preceding sentence.

                  Where Option (i) is combined with Option (ii) and/or Option
                  (iii) to secure repayment, if the fair market value of the property in the escrow account falls and causes the aggregate value of the security to fall below 110 percent of the Restricted Amount, then the Employee is obligated to deposit additional property in the escrow account and/or increase the value(s) of the letter of credit or bond so that the aggregate value of the security equals at least 125 percent of the Restricted Amount.

                  Where the participant elects to secure repayment of the Restricted Amount by a combination of Options (ii) and (iii), the aggregate value of the security shall equal at least 100 percent of the Restricted Amount. A surety or bank may release any liability on a bond or letter of credit in excess of 100 percent of the Restricted Amount.

                  If the Plan Administrator certifies to the depository, surety or bank that the Employee (or the Employee's estate) is no longer obligated to repay any Restricted Amount, a depository may redeliver to the Employee any property held under an escrow agreement, and a surety or bank may release any liability on an employee's bond or letter of credit.

         (f) For the purposes of this Section 9.03, the following definitions shall apply:

                  (i) "Top-25 Highly Compensated Employee" shall mean any member of the top 25 Highly Compensated Employees and highly compensated former employees (as defined in Code Section 414(q)(9)) with the greatest Compensation (as defined in Article XIV), in the current or any prior Plan Year (i.e., no more than twenty-five individuals shall be in this group).

                  (ii) "Current Liabilities" shall have that meaning contained in Code Section 412(l)(7).

                  (iii) "Restricted Amount" shall mean the excess of the amounts distributed to the employee (accumulated with reasonable interest) over the amounts that could have been distributed to the employee under the straight life annuity described in Section 6.01 (accumulated with reasonable interests).

                  (iv) "Retirement Income" shall have that meaning contained in Plan Article II and, in addition, loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the employee's life.

         (g) This Section 9.03 is intended to comply with the provisions of Proposed Regulation Section 1.401(a)(4)-5(b) or any successor regulation thereto, and the provisions of this Section 9.03 shall be so interpreted.

9.04     Adoption of the Plan by a Participating Employer.

         (a) The Committee shall determine which employers shall become Participating Employers within the terms of the Plan. In order for the Committee to designate an Employer as a Participating Employer, the Committee must approve the addition of the Participating Employer's identity to Schedule A (which approval may be retroactive to an earlier effective date). The Committee may also specify such terms and conditions pertaining to the adoption of the Plan by the Participating Employer as the Board deems appropriate. With the Committee's consent, a Participating Employer may limit participation in the Plan to certain of its Employees.

                  The Committee shall maintain a schedule, Schedule A and Schedule B, attached to the plan document, listing Participating Employers, groups of Employees designated as participating in the Plan by those Participating Employers, and the effective date of designation (the "Designation Date") as a Participating Employer. Such Schedule shall specify the extent, if any, to which service with the Participating Employer prior to the Designation Date shall qualify as Credited Service or Vesting Service hereunder. Notwithstanding any other provision of this Plan, no Employee whose termination of employment precedes the Designation Date shall be entitled to any benefits hereunder.

         (b) The plan of the Participating Employer and of the Company shall be considered a single plan for purposes of Section 1.414(1)-1(b)(1) of the Treasury Regulations. All assets contributed to the Plan by the Participating Employer shall be held in a single fund together with the assets contributed by the Company (and with the assets of any other Participating Employers); and so long as the Participating Employer continues to be designated as such, all assets held in such fund shall be available to pay benefits to all eligible employees and beneficiaries covered by the Plan irrespective of whether such Employees are employed by the Company or by the Participating Employer. Nothing contained herein shall be construed to prohibit the separate accounting for assets contributed by the Company and the Participating Employers for purposes of cost allocation if directed by the Committee or the holding of plan assets in more than one Trust Fund with more than one Trustee.

         (c) So long as the Participating Employer's designation as such remains in effect, the Participating Employer shall be bound by, and subject to all provisions of the Plan and the Trust Agreement. The exclusive authority to amend the Plan and the Trust Agreement shall be vested in the Committee and no Participating Employer shall have any right to amend the Plan or the Trust Agreement. Any amendment to the Plan or the Trust Agreement adopted by the Committee, Compensation or Stock Option Committee or Board shall be binding upon every Participating Employer without further action by such Participating Employer.

         (d) So long as each Participating Employer shall be designated as such pursuant to Section 9.04(a), such Participating Employer shall be liable for its pro rata share of the contribution deemed necessary by the Actuary to fund the Plan on an acceptable basis in accordance with Title I, Section 302 and Title II, Section 1013 of the Act. The total contribution required each year to fund the Plan shall be apportioned among the Company and the Participating Employers based upon the advice of the Actuary and subject to such Treasury or Labor regulations as may be from time to time applicable.

         (e) No Participating Employer other than the Company shall have the right to terminate the Plan. However, any Participating Employer may withdraw from the Plan by action of its Board of Directors provided such action is communicated in writing to the Committee. The withdrawal of a Participating Employer shall be effective as of the December 31st following receipt of the notice of withdrawal (unless the Committee consents to a different effective date). In addition, the Committee may terminate the designation of a Participating Employer to be effective on such date as the Committee specifies. Any such Participating Employer which ceases to be a Participating Employer shall be liable for all cost accrued through the effective date of its withdrawal or termination. In the event of the withdrawal or termination of a Participating Employer as provided in this paragraph, such Employer shall have no right to direct that assets of the Plan be transferred to a successor plan for its Employees unless such a transfer is approved by the Committee in its sole discretion.

                                    ARTICLE X

                                  MISCELLANEOUS

10.01    Headings.

         The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

10.02    Governing Law.

         The Plan shall be construed and enforced and all provisions thereof administered in accordance with the Act and to the extent not governed by the Act in accordance with the laws of the State of Georgia.

10.03    Spendthrift Clause.

         Except as provided (1) in the terms of a "qualified domestic relations order" as defined in Code Section 414(p), (2) by the terms of a judgment, order, decree or settlement agreement described in Code
         Section 401(a)(13)(C) entered into on or after January 1, 2002, or (3) to the extent otherwise required or permitted by law, none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of the Former Employee, Participant or Beneficiary hereunder, or to any legal process by any creditor of such Former Employee, Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan except to the extent expressly provided herein to the contrary. If any Participant shall attempt to dispose of the benefits provided for him hereunder, or to dispose of the right to receive such benefits, or in the event there should be an effort to seize such benefits or the right to receive such benefits by attachment, execution or other legal or equitable process, such right may pass and be transferred, at the discretion of the Committee, to such one or more as may be appointed by the Committee from among the Beneficiaries, if any, theretofore designated by the Participant, or from the spouse, children or other dependents of the Participant, in such shares as the Committee may appoint. Any appointment so made by the Committee may be revoked by it at any time and further appointment made by it which may include the Participant.

10.04    Legally Incompetent; Minors.

         If any Former Employee, Participant or Beneficiary is a minor, or, in the judgment of the Committee, is otherwise legally incapable of personally receiving and giving a valid receipt for any payment due him hereunder, the Committee may, unless and until claim shall have been made by a duly appointed guardian or committee of such person, direct that such payment or any part thereof be made to such person's spouse, child, parent, brother or sister, or other person deemed by the Committee to have incurred expense for or assumed responsibility for the expenses of such person.

10.05    Discrimination.

         The Employer, through the Committee, shall administer the Plan in a uniform and consistent manner with respect to all Participants and shall not permit discrimination in favor of Highly Compensated Employees.

10.06    Claims.

         Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Committee and the Employer, any of whom may require such Participant, Beneficiary or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee or the Employer, as the case may be.

10.07    Compliance With Applicable Laws.

         The Employer, through the Committee, shall interpret and administer the Plan in such manner that the Plan and Trust shall remain in compliance with the Code, with the Act, and all other applicable laws, regulations and revenue rulings.

10.08    Merger.

         In the event of any merger or consolidation of the Plan with any other plan, or the transfer of assets or liabilities by the Plan to another plan, each Participant must receive (assuming that the Plan then terminated) a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the Plan had then terminated), provided such merger, consolidation, or transfer took place after the date of enactment of the Act.

10.09    Forfeiture of Benefits Where Recipient Cannot be Located.

         (a) Except as provided in Section 10.09(b) below, if the Plan may distribute a Participant's Accrued Benefit and the Employer has been unable to locate said Participant or his Beneficiary after taking such actions as are prudent under the circumstances to locate the Participant or Beneficiary, the Committee shall declare the Accrued Benefit to be a forfeiture.

         (b) Should a Participant or Beneficiary whose benefit has been forfeited under the provisions of Section 10.09(a) later be located, the Committee shall immediately direct the Trustee to commence payment of benefits to said Participant or his Beneficiary, according to the terms of the Plan. The Employer shall make up any resultant deficiency in the Trust Fund as soon as possible thereafter.

10.10    Qualified Military Service.

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). It is the intent of this Section 10.10 to adopt the IRS model amendment set forth in Rev. Proc. 96-49 for the purposes set forth in such revenue procedure.

10.11    Use of Electronic Media.

         Notwithstanding any provision of the Plan to the contrary, the Plan may fulfill any notice, election, consent, disclosure, or other requirement using electronic media, to the extent permitted by relevant guidance from the Internal Revenue Service or the Department of Labor. Electronic media includes, but is not limited to, e-mail, Internet, intranet systems, voice response, telephone, or other paperless systems. Accordingly, any requirement in the Plan or applicable law or regulations that a particular action be done in writing may be fulfilled electronically, to the extent permitted by the Internal Revenue Service or the Department of Labor.

         This Section 10.11 shall be effective January 1, 2002.

                                   ARTICLE XI

                                    RESERVED

                                   ARTICLE XII

                                 TOP-HEAVY RULES

12.01    General Rule.

         If the Plan is or becomes Top-Heavy, the provisions of this Article will supersede any conflicting provision in the Plan.

12.02    Definitions.

         (a) Top-Heavy: The Plan shall be Top-Heavy for the Plan Year if, as of the Determination Date, the present value of the Accrued Benefits attributable to Key Employees exceeds 60% of the present value of all Accrued Benefits under the Plan. If the Employer maintains more than one plan, all plans in which any Key Employee participates and all plans which enable this Plan to satisfy the antidiscrimination requirements of Section 401(a)(4) and 410 must be combined with this Plan ("required aggregation group") for the purposes of applying the 60% test described in the preceding sentence. Plans maintained by the Employer which are not in the required aggregation group may be combined at the Employer's discretion with this Plan for the purposes of determining Top-Heavy status if the combined plan satisfies the requirements of Code Section 401(a)(4). If the Employer maintains a defined contribution plan which is aggregated with this Plan, the account balances of participants under the defined contribution plan shall be determined in accordance with the provisions of that plan and combined with Accrued Benefits under this Plan for the purpose of applying the 60% test described in the first sentence of this paragraph.

                  In determining the present value of Participant Accrued Benefits, all distributions made during the five year period ending on the Determination Date shall be included. The Accrued Benefit of (i) any employee who at one time was a Key Employee but who is not a Key Employee for the Plan Year ending on the Determination Date; and (ii) any employee who has received no Compensation from the Employer or a related employer maintaining a plan in the aggregation group for the five years immediately preceding the Determination Date shall be disregarded in determining Top-Heavy status.

                  For the purposes of this subsection, a Participant rollover shall be included in the present value of Participant Accrued Benefits except to the extent that the rollover was received in a transaction consummated after December 31, 1983 which was initiated by the Participant and the amount received is attributable to a distribution or transfer from the plan of an employer which is unrelated to the Employer.

                  Solely for the purpose of determining if the Plan, or any other plan included in the required aggregation group, is Top-Heavy, the Accrued Benefit of an Employee other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C). This paragraph shall be effective January 1, 1987.

         (b) Key Employee. Shall mean any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the Plan Year which ends on the Determination Date or the preceding 4 Plan Years (1) was an officer of the Employer having annual Compensation from the Employer greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for such Plan Year; (ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Compensation equals or exceeds the dollar limitation under Section 415(c)(1)(A) of the Code; (iii) a 5-percent owner of the Employer; or (iv) a 1-percent owner of the Employer who has an annual Compensation of more than $150,000.

         (c) Determination Date: For any Plan Year, the last day of the preceding Plan Year.

         (d)      Non-key Employee. Any Participant who is not a Key-Employee.

         (e) Present Value: The present value of Accrued Benefits for the purpose of determining Top-Heavy status, shall be calculated in accordance with the actuarial assumptions specified in
                  Section 2.03 of the Plan.

12.03    Minimum Accrued Benefit.

         (a) Notwithstanding any other provision in this Plan except (b) below, for any Plan Year in which this Plan is Top-Heavy, each Participant who is not a Key Employee and has completed 1,000 Hours of Service will accrue a benefit (to be provided solely by Employer contributions and expressed as a single life annuity commencing at Normal Retirement Age) of not less than two percent (2%) of his or her highest average Compensation for the five consecutive years for which the Participant had the highest Compensation. The minimum accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because

                  (i) the Participant fails to make mandatory contributions to the Plan, (ii) the Participant's Compensation is less than a stated amount, (iii) the Participant is not employed on the last day of the accrual computation period, or (iv) the Plan is integrated with Social Security.

         (b)      No additional benefit accruals shall be provided pursuant to
                  (a) above to the extent that the total accrual on behalf of the Participant attributable to Employer contributions will provide a benefit expressed as a single life annuity commencing at Normal Retirement Age that equals or exceeds 20 percent of the Participant's highest average compensation for the five consecutive years for which the Participant had the highest compensation. Also, the benefit accrual requirement of this section shall not apply if the Employer maintains a defined contribution plan and contributes thereto an amount sufficient to render the benefit accrual requirements of this section inapplicable under regulations prescribed by the Secretary of the Treasury.

12.04    Form of Benefit.

         If the form of benefit is other than a single life annuity, the Participant must receive an amount that is the actuarial equivalent of the minimum single life annuity benefit. If the benefit commences at a date other than at Normal Retirement Age, the Participant must receive at least an amount that is the actuarial equivalent of the minimum single life annuity benefit commencing at Normal Retirement Age.

12.05    Nonforfeitability of Employer Top-Heavy Contribution.

         The Employer Top-Heavy Accrued Benefit (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Sections 411(a)(3)(B) or 411(a)(3)(D).

12.06    Minimum Vesting.

         If the Plan becomes Top Heavy, the following vesting schedule shall be applied notwithstanding any provision in this Plan to the contrary:

  Vesting Service     Percent of Accrued
at Termination Date     Benefit Vested
-------------------   ------------------
      2 years                20%
      3 years                40%
      4 years                60%
      5 years                80%
      6 years               100%

         The vesting schedule described above shall not apply to any Participant unless the Participant has accumulated at least one Hour of Service after the Plan becomes Top Heavy. If the Plan becomes Top Heavy and subsequently ceases to be such, the vesting schedule described above shall continue to apply in determining the vested Accrued Benefit of any Participant who has at least three years of Vesting Service on the last day of the Top Heavy Plan Year. Notwithstanding the foregoing, no change in the vesting schedule shall reduce the then vested percentage of any Participant's Accrued Benefit.

12.07    Combined Plan Limitation For Top-Heavy Years Repealed.

         Effective January 1, 2000, adjustments to the combined plan limitation of Code Section 415 for top heavy plans are repealed and no longer applicable.

                                  ARTICLE XIII

                                MAXIMUM BENEFITS

13.01    General Rule.

         The annual benefit payable to a Participant at any time shall not exceed the maximum permissible amount. "Maximum permissible amount" shall mean the lesser of (i) $90,000 (such limitation to be adjusted automatically as determined by the Commissioner of Internal Revenue for each calendar year, and the new limitation to apply to limitation years ending within the calendar year of the date of the adjustment); or (ii) 100 percent of the Participant's highest average compensation. If the annual benefit commences before or after the Participant's Social Security Retirement Age, the maximum permissible amount shall be determined under Section 415 of the Code and Regulations and rulings thereunder. If the annual benefit commences when the Participant has less than ten years of Vesting Service with the Company or less than ten years of participation in this Plan or any predecessor plan to this Plan, the maximum permissible amount otherwise defined above shall be reduced by one-tenth for each year less than ten in accordance with applicable regulations.

13.02    Combined Plan Limitations.

         Effective January 1, 2000, the provisions of the Plan dealing with the combined plan limitations of Code Section 415(c) are deleted.

13.03 Definitions. For purposes of Article XIII, the following definitions shall apply:

         (a) "Annual benefit" means Retirement Income under the Plan which is payable annually in the form of a straight life annuity. The interest rate assumption used to determine actuarial equivalence for this purpose shall be the greater of the interest rate specified in this plan or 5 percent. No actuarial adjustment to the benefit is required for (i) the value of a qualified Joint and Survivor Annuity; (ii) the value of benefits that are not directly related to retirement benefits (such as a qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits); or (iii) the value of post-retirement cost-of-living increases made in accordance with federal income tax regulations.

         (b)      "Compensation" means a Participant's wages as defined in Code
                  Section 3401(a) (wages subject to income tax withholding at the source) but without regard to exceptions contained in Code
                  Section 3401(a) for wages based on the nature or location of the employment or the services performed. The intent of this definition is to comply with the alternative definition of compensation described in Treasury Regulation
                  Section 1.415-2(d)(11)(ii).

         (c)      "Employer" means an Affiliate.

         (d) "Highest average compensation" means the average compensation for the three consecutive years of Credited Service with the Employer that produces the highest average.

         (e)      "Limitation year" means the Plan Year.

         (f) "Annual additions" means the sum of the following amounts credited to a Participant's account for the limitation year:

                  (i)      Employer contributions;

                  (ii)     Forfeitures;

                  (iii) nondeductible employee contributions; provided, however, that the annual addition for any limitation year beginning before January 1, 1987 shall not be recomputed to treat nondeductible employee contributions as an annual addition; and

                  (iv) Amounts described in Code Sections 415(l)(1) and 419A(d)(2).

         (g) "Social Security Retirement Age" shall mean the age used as the retirement age for the Participant under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(l) of such Act were 62.

                                   ARTICLE XIV

                          HIGHLY COMPENSATED EMPLOYEES

14.01    In General.

         For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 14.02 below and any Former Employee described in Section 14.03 below. Various definitions used in this Section are contained in Section 14.04. A Non-highly Compensated Employee is an Employee who is not a Highly Compensated Employee.

14.02    Highly Compensated Employees.

         (a) Look-Back Year. An Employee is a Highly Compensated Employee if during a Look Back Year the Employee:

                  (1) is a 5 Percent Owner; or

                  (2) receives Compensation in excess of $85,000.

                  The dollar amount described above shall be increased annually as provided in Code Section 414(q)(1).

         (b) Current Year. An Employee is a Highly Compensated Employee if during a Current Year the Employee is a 5 Percent Owner.

14.03    Former Highly Compensated Employee.

         A Former Employee is a Highly Compensated Employee if (applying the rules of Section 14.02(a) or (b)) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Current Year ending on or after the Former Employee's 55th birthday.

14.04    Definitions.

         The following special definitions shall apply to this Article 14:

         Compensation shall have that meaning as elected by the Committee provided the definition satisfies Code Section 415(c)(3).

         Current Year shall mean the current Plan Year.

         Employer for purposes of this Article 14 shall mean the Employer and its Affiliates.

         5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

         Former Employee shall mean an Employee (i) who has incurred a Severance from Service Date or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Current Year (e.g., an Employee on Authorized Leave of Absence).

         Look Back Year shall mean the Plan Year preceding the Current Year, or if the Employer elects (and such election is available to the Employer), the calendar year ending with or within the Current Year.

         Separation Year shall mean any of the following years:

         (1) An Employee who incurs a Separation from Service Date shall have a Separation Year in the Current Year in which such Separation from Service Date occurs;

         (2) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on Leave of Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;

         (3) An Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

14.05    Other Methods Permissible.

         To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 14) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code
         Section 414(q)(7) and are uniformly applied).

                                   ARTICLE XV

                                EGTRRA AMENDMENTS

15.01    Background.

         (a) Adoption and effective date of amendment. This Article 15 is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Article 15 shall be effective as of the first day of the first plan year beginning after December 31, 2001.

         (b) Supersession of inconsistent provisions. This Article 15 shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this
                  Article 15.

15.02    Limitations on Benefits.

         (a) Effective date. This section shall be effective for limitation years ending after December 31, 2001.

         (b) Effect on participants. Benefit increases resulting from the increase in the limitations of section 415(b) of the Code shall be provided to all employees participating in the plan who have one hour of service on or after the first day of the first limitation year ending after December 31, 2001.

         (c)      Definitions.

                  (i) Defined benefit dollar limitation. The "defined benefit dollar limitation" is $160,000, as adjusted, effective January 1 of each year, under section 415(d) of the Code in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under section 415(d) will apply to limitation years ending with or within the calendar year for which the adjustment applies.

                  (ii) Maximum permissible benefit: The "maximum permissible benefit" is the lesser of the defined benefit dollar limitation or the defined benefit compensation limitation (both adjusted where required, as provided in (A) and, if applicable, in (B) or (C) below).

                           (A) If the participant has fewer than 10 years of participation in the plan, the defined benefit dollar limitation shall be multiplied by a fraction, (I) the numerator of which is the number of years (or part thereof) of participation in the plan and
                                    (II) the denominator of which is 10. In the case of a participant who has fewer than 10 years of service with the employer, the defined benefit compensation limitation shall be multiplied by a fraction, (I) the numerator of which is the number of years (or part thereof) of service with the employer and (II) the denominator of which is 10.

                           (B) If the benefit of a participant begins prior to age 62, the defined benefit dollar limitation applicable to the participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the participant at age 62 (adjusted under (A) above, if required). The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of (I) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in Article II of the Plan and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate and the applicable mortality table as defined in
                                    Article II of the Plan. Any decrease in the defined benefit dollar limitation determined in accordance with this paragraph (b) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

                           (C) If the benefit of a participant begins after the participant attains age 65, the defined benefit dollar limitation applicable to the participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the participant at age 65 (adjusted under (A) above, if required). The actuarial equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as (I) the lesser of the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in
                                    Article II of the Plan and (II) the
                                    actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate assumption and the applicable mortality table as defined in Article II of the Plan. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

15.03    Increase In Compensation Limit.

         (a) Increase in limit. The annual compensation of each participant taken into account in determining benefit accruals in any plan year beginning after December 31, 2001, shall not exceed $200,000. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period).

                  In determining benefit accruals in plan years beginning after December 31, 2001, the annual compensation limit in this paragraph (a), for determination periods beginning before January 1, 2002, shall be $200,000.

         (b) Cost-of-living adjustment. The $200,000 limit on annual compensation in paragraph (a) shall be adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

15.04    Modification Of Top-Heavy Rules.

         (a) Effective date. This section shall apply for purposes of determining whether the plan is a top-heavy plan under section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This section amends Article XII of the Plan.

         (b)      Determination of top-heavy status.

                  (I) Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  (II)     Determination of present values and amounts. This
                           section 15.04(b)(II) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

                           (A) Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                           (B) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

         (c) Minimum benefits. For purposes of satisfying the minimum benefit requirements of section 416(c)(1) of the Code and the plan, in determining years of service with the employer, any service with the employer shall be disregarded to the extent that such service occurs during a plan year when the plan benefits (within the meaning of section 410(b) of the Code) no key employee or former key employee.

15.05    Direct Rollovers Of Plan Distributions.

         (a) Effective date. This section shall apply to distributions made after December 31, 2001.

         (b) Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions in Section 6.07 of the Plan, an eligible retirement plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

         IN WITNESS WHEREOF, the Employer has caused this Plan to be duly executed and its seal to be hereunto affixed on the date indicated below, but effective as of January 1, 2001.

                                           GENUINE PARTS COMPANY

                                           By: /s/ Frank M. Howard
                                              --------------------------------

                                           Title: Vice President and Treasurer
                                                  ----------------------------

                                           Date: February 27, 2002
                                                 -----------------------------
Attest: /s/ Janet Kirby
       --------------------------

                                   SCHEDULE A

              PARTICIPATING EMPLOYERS DESIGNATED UNDER SECTION 9.04

                                             Extent of Credit for
      Name and                                 Service with a
      Designation                           Participating Employer
         Date                              Prior to Designation Date
      -----------                          -------------------------
1.  S.P. Richards                   Participants in the Plan who were employed
    Company                         by S. P. Richards Company shall receive
    January 1, 1984                 Credited Service for all purposes of this
                                    Plan beginning with their employment
                                    commencement date with S. P. Richards
                                    Company but subject to all of the rules
                                    concerning crediting of service set forth in this Plan.

2.  Balkamp, Inc.                   Participants in the Plan who were employed
    and National                    by Balkamp, Inc. or affiliates NAPA shall
    Automotive Parts                receive Credited Service and Vesting Service
    Association (NAPA)              for all purposes of this Plan beginning with
    January 1, 1984                 their employment commencement date with
                                    Balkamp, Inc. or NAPA, Inc. but subject to all of the rules concerning crediting of service set forth in this plan.

3.  Motion                          Eligibility:
    Industries,                     Employees of Motion whose initial date of
    Inc. ("Motion")                 hire is on or after January 1, 1984, shall
    January 1, 1984                 automatically become Participants of this
                                    Plan on the date such Employee satisfies the age and service requirements of Section 3.02
                                    (and for such purpose all employment with Motion shall be counted as though it was employment with the Company).

                                    Employees of Motion whose initial date of hire is prior to January 1, 1984, and who have made an election in the manner authorized by the committee not to participate in the Motion Industries, Inc. Profit Sharing Plan (the "Profit Sharing Plan") shall commence participation in this Plan, effective as follows:

                                    1) Employees hired prior to January 1, 1984, who were Participants in the Profit Sharing Plan as of December 31, 1983, shall participate in this Plan effective as of January 1, 1984, and

                                    2) Employees hired prior to January 1, 1984, who were not Participants in the Profit Sharing Plan shall become Participants in this Plan on the date that they would have been eligible to participate in the Profit Sharing Plan if the Profit Sharing Plan as in effect on December 31, 1983 had continued unchanged.

                                    Participants in this Plan employed by Motion who were not participants in the Motion Profit Sharing Plan as of December 31, 1983, shall receive Credited Service and Vesting Service for all purposes of this Plan beginning with their employment commencement date with Motion but subject to all of the rules concerning crediting of service set forth in this Plan.

                                    Participants employed by Motion who were participants in the Motion Profit Sharing Plan as of December 31, 1983 and who elected to commence participation in this Plan effective January 1, 1984, shall receive Vesting Service for purposes of determining an Employee's vested percentage under
                                    Section 4.05; but service with Motion prior to January 1, 1984 shall not be credited for purposes of determining the amount of such Employee's Retirement Income.

                                    Effective January 1, 1990, the Profit
                                    Sharing Plan was terminated. Employees of Motion who participated in the Profit Sharing Plan on December 31, 1989, and who are employed by Motion on January 1, 1990, shall commence participation in this Plan effective as of January 1, 1990. Such Participants shall receive Vesting Service under this Plan beginning with their employment commencement date with Motion but only for the purpose described in the following sentence and subject to all of the rules concerning crediting of service set forth in this Plan. The Participants discussed in this paragraph shall receive Vesting Service for purposes of determining an Employee's vested percentage under
                                    Section 4.05. In no event, shall such
                                    Participants receive Credited Service prior to January 1, 1990 for purposes of determining the amount of such Employee's Retirement Income.

                                   SCHEDULE B

                  CREDIT FOR SERVICE WITH PREDECESSOR EMPLOYERS

OVERVIEW

Prior to January 1, 2000, the Company maintained Sections I, II and III of this Schedule B. Effective January 1, 2000, however, no additional changes, other than historic changes, will be made to Sections I, II or III. Beginning January 1, 2000 rules regarding past service credit will be governed by Section IV.

I.       This Section I shall apply to acquisitions occurring prior to January
         1, 2000.

         Participants employed by a predecessor employer not listed in Sections II or III below shall be deemed to have as their date of Employment for all purposes of this Plan, the date the predecessor employer was acquired by or merged into Genuine Parts Company.

II. Participants employed by the following predecessor employers shall receive Credited Service and Vesting Service for all purposes of this Plan beginning with their employment commencement date with that predecessor employer but subject to all the rules concerning crediting of service set forth in this Plan.

         1.       Clark Siviter Co.
                  St. Petersburg, FL

         2.       Standard Parts Company
                  Columbia, SC

         3.       Standard Unit Parts Company
                  Normal, IL

                  Except that the benefits provided to Mark R. Larson under this Plan shall be reduced by one hundred percent (100%) of the benefits provided under that certain Salary Continuation Agreement dated January 10, 1977 in the event of his retirement, death, disability or other termination of service.

         4.       General Automotive Parts Company and its subsidiaries

         5.       NAPA Des Moines Warehouse

III.     (a) Acquisitions Prior to January 1, 1994.

         Participants employed by those predecessor employers listed below that were acquired prior to January 1, 1994 shall be deemed to have as their date of

         Employment for all purposes of this Plan, the date the predecessor employer was acquired by or merged into Genuine Parts Company or its subsidiaries. However, after an employee of such predecessor employer becomes a Participant in the Plan by satisfying the requirements of
         Section 3.02, such Participant shall receive credit for all employment with such predecessor employer for purposes of determining the Participant's vested percentage under Section 4.05(c). However, to receive such credit, the Employee must be actively employed by an Employer (as determined by the Committee) on the Employment Date.

         (b)  Acquisitions On or After January 1, 1994.

         Participants employed by those predecessor employers listed below that were acquired on or after January 1, 1994 shall receive credit under this Plan for all employment with such predecessor employer for purposes of (1) determining the Participant's vested percentage under
         Section 4.05(c). However, to receive such credit, the employee must be actively employed by an Employer (as determined by the Committee) on the Employment Date.

         Employees of the following predecessor employers that were acquired on or after January 1, 1994 and who are actively employed by an Employer (as determined by the Committee) on the Employment Date will receive credit for their employment with the predecessor employer for determining whether such Employees have satisfied the participation requirements of Article III.

         (c)  Important Restrictions.

         Vesting Service granted under (a) or (b) above may be forfeited or disregarded in accordance with Article II or other provisions of the Plan. Furthermore, no Vesting Service shall be granted for employment with a predecessor employer if the granting of such Vesting Service will adversely impact the tax qualified status of the Plan.

        Name                                         Employment Date
-------------------------------------                ---------------
Odell Hardware Company                               January 1, 1980
Greensboro, NC

Brooks-Noble Parts & Machine Co., Inc.               August 1, 1981
Jackson, MS

One Stop Auto Parts Inc.                             March 10, 1982
Lathan, NY

One Stop Auto Parts Inc.                             March 16, 1983
Albany, NY

E. E. Long Inc.                                      September 1, 1984
Des Moines, IA

Motor Parts & Supply                                 April 1, 1986
Baton Rouge, LA

Chattanooga Service Auto Center                      May 1, 1986
Chattanooga, TN

Gerace Auto Parts                                    December 1, 1986
Port Allen, LA

Lawwill Auto Parts                                   September 1, 1987
Chattanooga, TN

Smith Automotive Corp.                               August 1, 1990
(2 stores) Martinez, GA & Belvedere, SC

Kings Parts Company, Inc.                            August 10, 1990
Lake Oswego, OR

W.K. NAPA on Kensington, Inc.                        August 10, 1990
Elk Grove Village, IL

Auto Parts, Inc. of Wilmington                       October 1, 1990
Wilmington, NC

Carolina Auto Parts of Thomasville, Inc.             October 1, 1990
Thomasville, NC

Stokes Auto Parts, Inc.                              October 1, 1990
Thomasville, NC

MGM Auto Parts, Inc.                                 November 1, 1990
Kenmore, NY

Wholesale Sationers Corp.                            December 1, 1990
Salt Lake City, UT (S.P. Richards)

Santa Monica Auto Parts                              November 1, 1990
Santa Monica, CA

Precise Industries, Inc.                             December 1, 1990
(2 Stores) Kingsport & Blountville, TN

Automotive Service & Supply, Inc.                    December 1, 1990
(3 Stores) Kingsport, TN, Bristol & Abingdon, VA

NAPA Auto Parts of Lombard, Inc.                     December 1, 1990
Lombard, IL

Middleburg Parts and Hardware, Inc.                  December 31, 1990
Middleburg, FL

Strap Industries, Inc.                               March 1, 1991
Tempe, AZ

Anderson's Parts                                     March 1, 1991
Blue Springs, MO

Evergreen Automotive Supply, Inc.                    May 1, 1991
Chicago, IL

Heath Motor Supply Co.                               July 1, 1991
Panama City, FL

Bryant Stooks - D.J.'s Auto Supply                   July 1, 1991
(2 Stores) Chandler and Mesa, AZ

NAPA Auto Parts Store of John Nall                   August 1, 1991
South Milwaukee, WI

Deer Park Automotive Parts, Inc.                     September 1, 1991
Mt. Carmel, OH

T & L Auto Parts Company, Inc.                       October 1, 1991
(4 Stores) Fayetteville, NC

B.W.P. Ltd.                                          October 1, 1991
(2 Stores) Fayetteville, Roseboro, NC

Auto Parts of Clinton                                October 1, 1991
Clinton, NC

Byrd-Wood Parts Group, Inc.                          October 1, 1991
Fayetteville, NC

Burien Auto Parts, Inc.                              October 1, 1991
(2 Stores) Seattle, WA

B.N. Auto Parts Co.                                  December 1, 1991
Marietta, GA

Capital Automotive Parts, Inc.                       December 1, 1991
Milwaukee, WI

Bill's Auto Supply, Inc.                             January 1, 1992
Milwaukee, WI

Bill's Auto Supply, Inc.                             January 1, 1992
Kansas City, MO

Bald Hill Auto Parts, Inc.                           February 1, 1992
Warwick, RI

Manton Auto Prats, Inc.                              February 1, 1992
Providence, RI

Hudson Auto Parts                                    February 1, 1992
Hudson, WI

B&B Genuine Auto Parts, Inc.                         February 16, 1992
Canton, OH

Jimmy's Auto Parts, Inc.                             March 1, 1992
Alpharetta, GA

West Town Auto Parts, Inc.                           June 1, 1992
Knoxville, TN

Lakeland Motor Parts, Inc.                           June 1, 1992
(2 Stores) Lakeland, FL

Haas Auto Parts & Machine Co., Inc.                  June 1, 1992
Jeffersonville, IN

Parts Dept. of Shakopee, Inc.                        June 1, 1992
Shakopee, MN

HMH Automotive Parts, Inc.                           June 1, 1992
(2 Stores) Galesburg, Monmouth, IL

Southern Parts & Electric, Inc.                      July 1, 1992
(4 Stores) Durham, NC

Service Supply Co. of Douglasville, Inc.             July 1, 1992
Douglasville, GA

Service Supply Company of Dallas, Inc.               July 1, 1992
Dallas, GA

NAPA of Lemon Grove, Inc.                            August 1, 1992
La Mesa, CA

Whitewater Auto Supply, Inc.                         September 1, 1992
Janesville, WI

Regalia Auto Parts, Inc.                             September 1, 1992
Seattle, WA

Drexel Auto Parts, Inc.                              October 1, 1992
Huntsville, AL

Warren Auto Supply, Inc.                             December 4, 1992
(2 Stores) Warren, OH

Cal's Service Parts, Inc.                            January 1, 1993
(6 Stores) Boise, ID

H & G Enterprises, Inc.                              January 1, 1993
Louisville, KY

Kernersville Auto Parts, Inc.                        February 1, 1993
Kernersville, NC

McCowen Enterprises, Inc.                            April 1, 1993
(2 Stores) Champaign & Urbana, IL

Breese Company, Inc.                                 May 1, 1993
(3 Stores, Iowa City, Muscatine & Coralville, IA)

Young's Auto Supply Warehouse, Inc.                  July 1, 1993
Norfolk, VA

Joliet Auto Supply, Inc.                             July 1, 1993
Joliet, IL

Bryan - Rogers, Inc.                                 August 1, 1993
(3 Stores) Tupelo, Baldwyn & Amory, MS

Hyllberg Enterprises, Inc.                           August 1, 1993
Virginia Beach, VA

Hager Auto & Industrial Parts, Inc.                  November 1, 1993
(2 Stores) Burlington & South Burlington, VT

M&B, Inc. (Lesker Office Supplies, Inc.)             November 1, 1993
Charlotte, NC

Ballard Auto Parts, Inc.                             January 1, 1994
Cornelius, NC

Service Parts of Hendersonville, Inc.                January 1, 1994
Hendersonville, NC

Power's Auto Parts, Inc.                             March 1, 1994
Williamsburg, VA

Big J Auto Parts, Inc.                               March 14, 1994
Johnson City, TN

Economy Auto Supply Co., Inc.                        April 1, 1994
Norfolk, VA

Paul's Automotive, Inc.                              April 1, 1994
Toledo, OH

Sulphur Springs Parts Co., Inc.                      June 1, 1994
Sulphur Springs, TX

The Parts Place                                      August 1, 1994
Gulfport, MS

A & J Automotive Co.                                 August 1, 1994
Dalton, GA

Clewiston Auto Parts, Inc.                           September 1, 1994
Clewiston, FL

Oregon City Auto Parts, Inc.                         October 1, 1994
Oregon City and Clackamas, OR

Kiema Car Part, Inc.                                 November 1, 1994
El Monte, CA

Shoreline Auto Parts                                 November 1, 1994
Seattle, WA

Lockport Automotive Supply, Inc.                     December 1, 1994
Lockport, NY

Mircon, Inc. Scardsdale Auto Parts                   December 1, 1994
Scarsdale, NY

Motor Parts Company                                  December 1, 1994
Booneville, MS

Davis & Wilmar, Inc.                                 May 1, 1993
Pittsburg, PA                                        (Acquired 7/1/92)

The Parts, Inc.                                      January 1, 1995
Anchorage, AK                                        (Acquired 1/1/94)

Dade City Jobbing Group                              January 1, 1994
Dade City, FL                                        (Acquired 1/2/92)

Colorado Parts Company                               December 1, 1994
(4 stores) Ft. Collins, Loveland,
Longmont, CO

Serene Plaza Auto Parts                              December 1, 1994
Seattle, WA

Atlantic Tracy Inc.                                  November 1, 1995
Summerville, MA

Midcap Bearing Corporation                           June 1, 1995
San Antonio, TX

Motion Equipment, Inc.                               June 1, 1995
Houston, TX

Power Drives & Bearings, Inc.                        October 1,1995
Omaha, NB

Auto Parts Companies of Topeka                       July 1, 1996
Kansas City, KS

Auto Parts of Bonner Springs, Inc.                   July 1, 1996

Bonner Springs, KS

Auto Parts of Holton, Inc.                           July 1, 1996
Holton, KS

Auto Parts of Junction City, Inc.                    July 1, 1996
Junction City, KS

Auto Parts of Leavenworth, Inc.                      July 1, 1996
Leavenworth, KS

Auto Parts of Salina, Inc.                           July 1, 1996
Salina, KS

Auto Parts of Sedalia, Inc.                          July 1, 1996
Sedalia, KS

Auto Parts West, Inc.                                July 1, 1996
Topeka, KS

Auto Supply North, Inc.                              July 1, 1996
Topeka, KS

Auto Parts of Eastboro, Inc.                         July 1, 1996
Topeka, KS

Auto Partsmith, Inc.                                 July 1, 1996
Topeka, KS

Auto Parts of Wichita #1, Inc.                       July 1, 1996
Wichita, KS

Auto Parts of Wichita #2, Inc.                       July 1, 1996
Wichita, KS

Auto Parts of Wichita #3, Inc.                       July 1, 1996
Wichita, KS

Auto Parts of St. Joe, Inc.                          July 1, 1996
St. Joseph, MO

Friend's Motor Supply, Inc.                          June 30, 1997
Hastings, NE

Standard Parts, Inc.                                 June 5, 1997

Monroe, LA

Utah Bearing and Fabrication, Inc.                   October 3,1997
Salt Lake City, UT

Colorado Bearing and Supply, Inc.                    October 3, 1997
Denver, CO

Quality Auto Supply of Alaska, Inc.                  April 1, 1998
Palmer, AK

Berry Bearing Company /Tom Steel Div.                January 1, 1998
Lyons, IL                                            (Acquired 2/93)

Cascade Bearings                                     April 1, 1998
Yakima, WA

Horizon U.S.A. Data Supplies, Inc.                   August 1, 1998
Reno, NV                                             (Acquired on 4/1/95)

Berry Bearing Company (all divisions                 October 1, 1998
other than Tom Steel Division)                       (Acquired 2/93)
Lyons, IL

EIS, Inc.                                            July 1, 2000
(including the following current and former
subsidiaries of EIS, Inc.: Com-Kyl, Inc.;
Scottsdale Tool & Supply, Inc.; Electronic
Tool Co., Inc.; Summit Insulation Supply Company,
Inc.; and H.A. Holden, Inc.)
Atlanta, GA                                          (Acquired 7/98)

Johnson Industries                                   January 1, 2001
(including the following current and former
subsidiaries of Johnson Industries; C.P. Hunt
Company; Dealer Parts Service, Inc.; Uptown
Auto; L&D Enterprises, Inc.)                         (Acquired 12/31/98)

IV.      Acquisitions On or After January 1, 2000

A. Effective for acquisitions occurring on or after January 1, 2000, Participants employed by the predecessor employers listed in this subsection A, and who are employed on the first anniversary of the Acquisition Date listed below, shall receive credit under this Plan for all employment with such predecessor employer solely for purposes of determining (1) the Participants' vested percentage under Section 4.05(c); and (2) the Participants' eligibility to participate in the Plan pursuant to
         Article 3.

         Employees terminating employment prior to the first anniversary of the applicable Acquisition Date shall not participate in this Plan.

Name                                  Acquisition Date

B. Effective for acquisitions occurring on or after January 1, 2000, Participants employed by the predecessor employers listed in this subsection B, and who are employed on the Employment Date listed below (the date the predecessor employer's employees are authorized to participate in the Plan), shall receive credit under this Plan for all employment with such predecessor employer solely for purposes of determining (1) the Participants' vested percentage under Section 4.05(c); and (2) the Participants' eligibility to participate in the Plan pursuant to Article 3.

Name                                  Employment Date

                                   SCHEDULE C

                     TRUST FUND ESTABLISHED PURSUANT TO PLAN

                  Under the Plan, the Employer may establish multiple trust funds ("sub-trusts") pursuant to one or more agreements of trust between the Employer and one or more trustees to provide the benefits of the Plan. The Plan also provides that the term Trust Fund includes any group annuity or deposit administration contract entered into between the Employer and an Insurer. All such sub-trusts in the aggregate shall comprise the Trust Fund as defined in Section 2.48 of the Plan. The Trust Fund (including all sub-trusts) shall be available to provide all benefits under the Plan to any Plan Participant irrespective of the division or unit which employs such Participant.

                  As of January 1, 1989, the following sub-trusts comprise the Trust Fund under the Plan:

                  1. Agreement of Trust Entered Into Between Genuine Parts Company and Trust Company Bank Effective as of January 1, 1975.

                  2. Group Annuity Contract Number GA1466 Issued by Aetna Life Insurance Company to Balkamp Inc.

                                   SCHEDULE D

                SPECIAL PROVISIONS RELATING TO RETIREMENT WINDOWS
                              (SEE SECTION 4.02(c))

1. Retirement Window for Certain Employees of the Mid-South Data Processing and D.C. Accounting to Normal, Illinois. Employees who have attained age 55 and earned 15 or more years of Credited Service as of December 31, 1989 and who are employed on October 31, 1989 by (1) Mid-South Data Processing, (2) Mid-South Distribution Center Accounting, or (3) Memphis-area Locals may elect early retirement without the early retirement reduction factor described in Section 4.02(b) of the Plan. Such eligible Employees must notify the Company of their desire to elect early retirement between September 19, 1989 and October 31, 1989 (inclusive) and must actually retire from the Company between December 31, 1989 and February 1, 1990 (inclusive). The term "Memphis-area Locals" refers to Company-owned (NAPA) stores located in the Memphis area served by the Memphis Distribution Center. All eligible Employees will be notified of this special early retirement on or about September 19, 1989.

2. Retirement Window for Certain Employees Employed by Rayloc Atlanta. Employees who (1) were actively employed on October 21, 1994, by Rayloc and continuously employed thereafter by Rayloc through December 31, 1994, at its Atlanta facility; and, (2) have attained age 59-1/2 but are younger than age 65 (i.e., born after January 1, 1930 and before July 1, 1935); and, (3) have earned 15 or more years of Credited Service may elect early retirement without the early retirement reduction factor described in Section 4.02(b) of the Plan. Such eligible Employees must notify the Company of their desire to elect early retirement between October 21, 1994, and December 9, 1994 (inclusive) and must actually terminate employment from Rayloc on December 31, 1994 (with early retirement effective January 1, 1995).

3. Retirement Window for Closure of the Customer Financial Management Services Office for the Eastern Division. The following non-highly compensated employees may elect early retirement without the early reduction factor described in Section 4.02(b) of the Plan. Such non-highly compensated employees must notify the Company of their desire to elect the early retirement window between August 5, 1998 and September 30, 1998. Only the following Participants are eligible for this early retirement window: Kathleen D. Rosa and Joan E. Garofalo.

4. Additional Retirement Windows for Closure of Accounts Receivable and Accounts Payable Departments. The Company made a decision in 1998 to begin closing certain accounts receivable departments and accounts payable departments at various distribution centers. Non-highly compensated employees (1) who were age 55 with at least fifteen years of Credited Service on their Termination Date, (2) who were in active Employment on the date the Company notified the affected accounts receivable and accounts payable departments of their closure and remained in active employment until the close of the "early retirement window", unless the Company consented to an earlier Terminated Date, and (3) whose job was scheduled to be eliminated as a result of such closure could elect, within defined dates set forth by the Company ("early retirement window") to elect early retirement. Non-highly compensated employees who satisfied the requirements described above and who properly completed forms provided by the Company within the time period established by the Company, received his or her monthly Retirement Income without the early reduction factor described in Section 4.02(b) of the Plan (to the extent permitted by law).